Exhibit 99.2
Unaudited
Financial Supplement
December 31, 2006
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
NCM and First Franklin Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Loan Sale and Servicing Revenue	24
NCM Loan Sale Data	25
NCM Loan Servicing Data	26
First Franklin Loan Sale and Servicing Data	27
First Franklin Portfolio Statistics	28
Home Equity Sale and Servicing Portfolio Data	29
Home Equity Portfolio Data	30
Line of Business Results	31-36

Monthly Financial Trends
Consolidated Selected Average Balances	37
Capitalization	38
Full-Time Equivalent Employees By Line of Business	38
Consumer and Small Business Financial Services Performance Measures	39
Asset Management Performance Measures	40
National City Mortgage Statistics	40
Home Equity Sale Data	40
First Franklin Statistics	41
Detail of First Franklin Results	42

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Consolidated Period-End Balance Sheet — page 6, Consolidated Average Balance Sheet — page 7
Memo Section — Sweep account balances
This line item has been added to disclose sweep account balances included in Foreign deposits and Federal Funds borrowed and security repurchase agreements.
Home Equity Sale Data — page 39
This new section has been added to provide home equity line of credit and home equity loan sales data on a monthly basis.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

EARNINGS
Tax-equivalent interest income	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$8,964	$7,763	$6,053
Interest expense	1,137	1,148	1,076	969	921	827	694	594	509	4,330	3,036	1,593

Tax-equivalent net interest income	1,133	1,150	1,167	1,184	1,192	1,207	1,171	1,157	1,218	4,634	4,727	4,460
Provision for credit losses	323	73	60	27	132	56	26	70	81	483	284	323

Tax-equivalent NII after provision for credit losses	810	1,077	1,107	1,157	1,060	1,151	1,145	1,087	1,137	4,151	4,443	4,137
Fees and other income	1,715	877	783	644	768	748	976	785	1,442	4,019	3,277	4,421
Securities (losses) gains, net	(13)	—	1	12	9	(1)	5	14	11	—	27	19
Noninterest expense	1,210	1,184	1,174	1,149	1,267	1,156	1,180	1,148	1,247	4,717	4,751	4,472

Income before taxes and tax-equivalent adjustment	1,302	770	717	664	570	742	946	738	1,343	3,453	2,996	4,105
Income taxes	452	236	238	197	164	256	313	247	376	1,123	980	1,298
Tax-equivalent adjustment	8	8	6	8	8	8	8	7	7	30	31	27

Net income	$842	$526	$473	$459	$398	$478	$625	$484	$960	$2,300	$1,985	$2,780

Effective tax rate	34.9%	30.9%	33.5%	30.1%	29.1%	34.9%	33.4%	33.8%	28.1%	32.8%	33.1%	31.8%

PER COMMON SHARE
Net income:
Basic(1)	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$3.77	$3.13	$4.37
Diluted (1)	1.36	.86	.77	.74	.64	.74	.97	.74	1.46	3.72	3.09	4.31
Dividends paid	.39	.39	.37	.37	.37	.37	.35	.35	.35	1.52	1.44	1.34
Book value	23.06	21.44	20.84	20.69	20.51	20.54	20.42	19.82	19.80
Market value (close)	36.56	36.60	36.19	34.90	33.57	33.44	34.12	33.50	37.55
Average shares:
Basic	611.9	603.8	609.7	611.9	618.2	635.9	636.9	643.0	652.9	609.3	633.4	635.5
Diluted	620.7	612.1	618.2	619.7	625.4	644.7	644.1	652.5	666.3	617.7	641.6	645.5

PERFORMANCE RATIOS
Return on average common equity	24.93%	16.45%	15.08%	14.91%	12.57%	14.59%	19.65%	15.35%	29.71%	17.98%	15.54%	24.56%
Return on average total equity	24.94	16.46	15.10	14.92	12.59	14.61	19.66	15.37	29.72	18.00	15.55	24.57
Return on average assets	2.44	1.51	1.35	1.33	1.10	1.31	1.80	1.42	2.77	1.66	1.40	2.23
Net interest margin	3.73	3.73	3.73	3.81	3.74	3.72	3.76	3.78	4.01	3.75	3.74	4.02
Efficiency ratio	42.51	58.43	60.17	62.85	64.65	59.16	54.95	59.10	46.85	54.52	59.36	50.35

LINE OF BUSINESS (LOB) RESULTS(2)
Net Income:
National City Mortgage	($17)	$34	($51)	($70)	$20	$26	$153	$85	$13	($104)	$284	$442
National Consumer Finance	(39)	105	144	119	127	125	148	158	131	329	558	651

Total mortgage businesses	(56)	139	93	49	147	151	301	243	144	225	842	1,093

Rest of National City (RONC):
Consumer and Small Business Financial Services	136	196	209	176	162	171	153	140	159	717	626	591
Wholesale Banking	183	212	202	206	198	212	200	188	200	803	798	677
Asset Management	21	24	30	22	14	19	26	21	18	97	80	133
National Processing	—	—	—	—	—	—	—	—	(9)	—	—	34
Parent and Other	558	(45)	(61)	6	(123)	(75)	(55)	(108)	448	458	(361)	252

Total RONC	898	387	380	410	251	327	324	241	816	2,075	1,143	1,687

Total Consolidated National City Corporation	$842	$526	$473	$459	$398	$478	$625	$484	$960	$2,300	$1,985	$2,780

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	($.03)	$.06	($.09)	($.11)	$.03	$.04	$.24	$.13	$.01	($.17)	$.44	$.68
National Consumer Finance	(.06)	.17	.23	.19	.21	.19	.23	.24	.19	.53	.87	1.01

Total mortgage businesses	(.09)	.23	.14	.08	.24	.23	.47	.37	.20	.36	1.31	1.69

Rest of National City (RONC):
Consumer and Small Business Financial Services	.22	.32	.34	.28	.26	.27	.23	.22	.24	1.16	.98	.92
Wholesale Banking	.30	.34	.33	.33	.31	.33	.31	.29	.30	1.30	1.24	1.04
Asset Management	.03	.04	.05	.04	.02	.03	.04	.03	.03	.16	.12	.21
National Processing	—	—	—	—	—	—	—	—	(.01)		—	.05
Parent and Other	.90	(.07)	(.09)	0.01	(.19)	(.12)	(.08)	(.17)	.70	.74	(.56)	.40

Total RONC	1.45	.63	.63	.66	.40	.51	.50	.37	1.26	3.36	1.78	2.62

Total Consolidated National City Corporation (1)	$1.36	$.86	$.77	$.74	$.64	$.74	$.97	$.74	$1.46	$3.72	$3.09	$4.31

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	See pages 31-36 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

CREDIT QUALITY STATISTICS
Net charge-offs	$128	$117	$76	$121	$138	$83	$72	$87	$104	$442	$380	$346
Provision for credit losses	323	73	60	27	132	56	26	70	81	483	284	323
Loan loss allowance	1,131	932	989	1,001	1,094	1,108	1,125	1,179	1,188
Lending-related commitment allowance	78	80	77	79	84	88	100	93	100
Nonperforming assets	732	689	667	647	596	585	572	578	563
Annualized net charge-offs to average portfolio loans	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.44%	.36%	.39%
Loan loss allowance to period-end portfolio loans	1.18	1.00	.98	.98	1.03	1.02	1.05	1.15	1.19
Loan loss allowance to nonperforming portfolio loans	226.13	198.25	202.14	207.14	223.11	230.08	238.64	245.11	256.92
Loan loss allowance (period-end) to annualized net charge-offs	223.38	200.10	326.17	204.29	199.42	336.67	391.50	330.46	290.31	256.20	287.26	343.81
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.76	.74	.66	.63	.56	.54	.53	.56	.56

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	8.94%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%
Total risk-based capital(1)	12.18	10.30	10.20	10.31	10.54	10.78	11.20	11.25	11.79
Leverage(1)	8.65	7.13	6.89	6.92	6.83	7.03	7.36	7.22	7.31
Period-end equity to assets	10.40	9.34	8.91	9.00	8.86	8.80	9.02	8.97	9.18
Period-end tangible common equity to assets (2)	7.77	6.99	6.60	6.70	6.57	6.57	6.75	6.65	6.83
Average equity to assets	9.78	9.16	8.97	8.94	8.78	8.95	9.13	9.23	9.31	9.21%	9.02%	9.10%
Average equity to portfolio loans	14.38	13.03	12.35	11.83	11.79	11.98	12.16	12.62	12.96	12.86	12.13	12.69
Average portfolio loans to deposits	110.18	116.64	122.88	127.05	126.68	127.88	130.12	124.24	118.81	119.09	127.23	117.18
Average portfolio loans to core deposits	131.69	140.31	146.55	155.09	156.15	158.32	154.90	150.92	145.55	143.22	155.12	139.13
Average portfolio loans to earning assets	76.65	79.11	81.32	84.71	83.41	83.59	84.13	82.45	81.54	80.45	83.40	80.42
Average securities to earning assets	6.43	6.40	6.24	6.20	6.00	5.75	6.21	6.67	7.44	6.31	6.15	6.94

AVERAGE BALANCES
Assets	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$138,678	$141,556	$124,403
Portfolio loans	93,124	97,404	101,757	105,431	106,433	108,386	104,908	101,283	99,127	99,390	105,275	89,207
Loans held for sale or securitization	17,425	15,065	12,760	8,826	11,172	11,570	10,109	11,502	11,503	13,547	11,090	12,395
Securities (at cost)	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	7,801	7,759	7,698
Earning assets	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	123,541	126,224	110,921
Core deposits	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109	68,105	69,395	67,869	64,118
Purchased deposits and funding	48,917	52,321	54,338	55,105	58,661	59,567	55,859	54,713	53,030	52,652	57,217	45,351
Total equity	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,779	12,765	11,316

PERIOD-END BALANCES
Assets	$140,191	$138,123	$141,486	$140,231	$142,397	$146,750	$144,143	$140,982	$139,414
Portfolio loans	95,492	92,963	100,973	102,269	106,039	108,910	106,808	102,932	100,271
Loans held for sale or securitization	12,853	19,505	12,964	11,779	9,667	11,942	11,539	11,639	12,430
Securities (at fair value)	7,509	7,906	7,726	7,609	7,875	7,568	7,694	8,085	8,765
Core deposits	73,375	68,788	69,744	69,884	68,408	67,738	67,922	68,336	67,297
Purchased deposits and funding	47,147	51,987	54,069	52,879	56,564	61,839	58,639	55,274	55,282
Total equity	14,581	12,902	12,610	12,623	12,613	12,920	13,002	12,643	12,804

(1)	Fourth quarter 2006 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Interest Income:
Loans	$2,107,538	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$1,619,969	$1,573,283	$8,351,493	$7,239,110	$5,560,221
Securities:
Taxable	100,149	98,585	97,085	89,988	85,291	81,689	86,041	89,776	100,509	385,807	342,797	338,724
Exempt from Federal income taxes	5,892	6,217	6,495	6,857	7,205	7,377	7,538	8,389	8,106	25,461	30,509	32,669
Dividends	954	256	345	1,351	2,424	2,420	2,436	1,577	2,104	2,906	8,857	5,906
Federal funds sold and security resale agreements	15,000	8,840	7,013	3,994	4,165	3,977	2,070	2,054	2,283	34,847	12,266	6,185
Other investments	32,787	33,132	35,265	32,064	27,615	26,407	22,107	22,151	34,490	133,248	98,280	82,298

Total interest income	2,262,320	2,290,232	2,236,130	2,145,080	2,104,390	2,026,536	1,856,977	1,743,916	1,720,775	8,933,762	7,731,819	6,026,003

Interest Expense:
Deposits	663,666	638,290	581,307	537,053	494,185	439,887	357,827	312,702	275,894	2,420,316	1,604,601	896,131
Federal funds borrowed and security repurchase agreements	88,699	82,632	53,967	59,207	72,887	61,801	37,551	37,654	30,651	284,505	209,893	94,097
Borrowed funds	25,097	23,387	31,909	22,500	27,869	19,037	14,492	6,498	5,384	102,893	67,896	15,237
Long-term debt	359,833	403,899	408,688	350,025	325,990	306,175	284,428	237,088	197,420	1,522,445	1,153,681	587,870

Total interest expense	1,137,295	1,148,208	1,075,871	968,785	920,931	826,900	694,298	593,942	509,349	4,330,159	3,036,071	1,593,335

Net interest income	1,125,025	1,142,024	1,160,259	1,176,295	1,183,459	1,199,636	1,162,679	1,149,974	1,211,426	4,603,603	4,695,748	4,432,668
Provision for credit losses	322,701	72,932	59,917	27,043	131,868	55,452	25,827	70,447	81,545	482,593	283,594	323,272

Net interest income after provision for credit losses	802,324	1,069,092	1,100,342	1,149,252	1,051,591	1,144,184	1,136,852	1,079,527	1,129,881	4,121,010	4,412,154	4,109,396

Noninterest Income:
Loan sale revenue	120,937	215,479	285,001	144,096	193,139	157,881	258,485	198,851	152,878	765,513	808,356	878,705
Loan servicing revenue	52,561	103,556	(20,597)	(44,053)	32,535	65,429	187,756	113,659	21,721	91,467	399,379	500,995
Deposit service charges	211,812	214,354	203,587	188,548	201,109	197,987	176,307	164,877	178,263	818,301	740,280	669,746
Insurance Revenue	30,850	33,767	32,989	31,735	31,997	24,617	25,110	21,065	22,204	129,341	102,789	91,253
Trust and investment management fees	73,219	74,442	80,031	73,055	71,560	72,986	78,379	73,087	72,406	300,747	296,012	300,931
Card-related fees	29,648	28,413	25,794	30,420	27,861	31,414	29,413	21,704	23,093	114,275	110,392	89,453
Brokerage revenue	58,775	35,217	30,266	33,565	41,173	35,252	43,590	39,418	45,107	157,823	159,433	145,869
Leasing revenue	53,359	53,514	61,110	60,166	58,534	65,758	68,952	74,071	81,281	228,149	267,315	180,407
Gain on divestitures	983,940	—	—	—	—	16,001	—	—	725,260	983,940	16,001	790,506
Other	100,133	118,450	84,910	126,399	110,269	80,205	108,178	78,623	119,322	429,892	377,275	773,342

Total fees and other income	1,715,234	877,192	783,091	643,931	768,177	747,530	976,170	785,355	1,441,535	4,019,448	3,277,232	4,421,207
Securities (losses) gains , net	(13,472)	283	990	11,716	9,083	(1,107)	4,858	14,253	10,649	(483)	27,087	18,974

Total noninterest income	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	799,608	1,452,184	4,018,965	3,304,319	4,440,181

Noninterest Expense:
Salaries, benefits, and other personnel	677,916	649,031	635,968	640,639	659,085	654,313	635,387	611,465	652,070	2,603,554	2,560,250	2,362,949
Equipment	94,225	74,158	78,877	78,798	80,630	70,971	75,880	75,990	91,746	326,058	303,471	299,867
Net occupancy	78,281	73,053	73,125	73,490	71,794	71,136	72,087	100,630	68,527	297,949	315,647	254,006
Third-party services	95,116	87,111	91,326	78,790	96,693	80,654	79,995	75,049	102,717	352,343	332,391	350,298
Card processing	6,966	7,395	6,595	6,686	5,754	5,297	5,198	4,847	13,488	27,642	21,096	190,396
Marketing and public relations	45,416	36,092	37,903	28,268	65,498	31,558	39,288	28,189	33,645	147,679	164,533	115,403
Leasing expense	41,847	37,861	42,254	43,105	45,010	24,649	52,735	56,575	57,068	165,067	178,969	125,685
Other	170,924	219,497	207,727	198,899	242,754	217,735	219,079	195,132	227,009	797,047	874,700	773,033

Total noninterest expense	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877	1,246,270	4,717,339	4,751,057	4,471,637
Income before income tax expense	1,293,395	762,369	710,648	656,224	561,633	734,294	938,231	731,258	1,335,795	3,422,636	2,965,416	4,077,940
Income tax expense	451,738	235,923	237,722	197,417	163,504	256,463	313,104	247,116	375,990	1,122,800	980,187	1,298,006

Net income	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$959,805	$2,299,836	$1,985,229	$2,779,934

Net Income Per Common Share:
Basic(1)	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$.75	$1.48	$3.77	$3.13	$4.37
Diluted (1)	1.36	.86	.77	.74	.64	.74	.97	.74	1.46	3.72	3.09	4.31

Average Common Shares:
Basic	611,908,170	603,848,871	609,656,508	611,910,838	618,227,109	635,857,605	636,882,733	643,004,817	652,948,959	609,316,070	633,431,660	635,450,188
Diluted	620,745,044	612,063,772	618,230,041	619,697,278	625,358,669	644,687,904	644,134,005	652,487,487	666,250,318	617,671,507	641,600,969	645,510,514

Memo:
Tax-equivalent net interest income	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$4,633,720	$4,726,474	$4,460,327
Net income available to common stockholders	841,220	526,009	472,511	458,392	397,714	477,416	624,734	483,749	959,412	2,298,132	1,983,613	2,779,148

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Assets
Cash and demand balances due from banks	$3,521,153	$3,035,430	$3,804,115	$3,288,577	$3,707,665	$3,707,932	$3,937,424	$3,651,704	$3,832,040
Federal funds sold and security resale agreements	1,551,350	371,610	925,594	472,356	301,260	409,338	265,575	191,985	302,534
Securities available for sale, at fair value	7,508,820	7,906,165	7,725,543	7,609,199	7,874,628	7,568,403	7,694,298	8,085,276	8,764,956
Other investments	6,317,779	1,813,649	2,405,917	2,218,936	2,108,622	1,913,213	1,929,430	1,818,145	1,450,197
Loans held for sale or securitization:
Commercial	33,661	36,263	82,276	66,298	10,784	13,964	9,000	9,000	24,534
Commercial real estate	177,312	336,995	87,292	186,951	35,306	89,349	137,789	741,175	546,072
Residential real estate	9,327,783	15,596,231	9,683,317	8,709,827	9,192,282	11,831,802	10,976,873	10,888,793	11,859,715
Credit card	425,000	—	—	—	425,000	—	414,343	—	—
Home equity lines of credit	2,888,512	3,522,022	3,099,705	2,810,156	—	—	—	—	—
Student loans	638	13,741	11,334	5,765	3,758	6,431	1,176	—	—

Total loans held for sale or securitization	12,852,906	19,505,252	12,963,924	11,778,997	9,667,130	11,941,546	11,539,181	11,638,968	12,430,321
Portfolio loans:
Commercial	31,052,021	29,862,733	29,298,715	28,147,700	27,571,913	27,548,742	27,934,129	26,382,505	25,160,464
Commercial construction	4,266,280	3,851,922	3,585,662	3,434,287	3,366,774	3,149,020	3,112,916	2,921,411	2,922,921
Commercial real estate	12,436,458	12,022,002	12,233,327	11,969,954	12,407,576	12,132,712	11,787,695	11,931,676	12,193,394
Residential real estate	24,775,632	23,824,603	31,443,519	32,589,900	32,822,947	33,074,697	32,498,082	30,984,625	30,398,068
Home equity lines of credit	14,594,782	15,293,584	16,626,039	17,599,150	21,438,690	22,649,068	21,735,749	20,130,281	19,018,449
Credit card and other unsecured lines of credit	3,006,789	2,704,794	2,569,448	2,453,129	2,611,679	2,371,087	2,302,375	2,293,615	2,413,465
Other consumer	5,360,110	5,403,854	5,216,159	6,075,268	5,819,144	7,984,637	7,436,695	8,288,293	8,164,633

Total portfolio loans	95,492,072	92,963,492	100,972,869	102,269,388	106,038,723	108,909,963	106,807,641	102,932,406	100,271,394
Allowance for loan losses	(1,131,175)	(932,058)	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)

Net portfolio loans	94,360,897	92,031,434	99,983,464	101,268,064	104,944,676	107,801,769	105,682,514	101,753,582	99,082,932
Properties and equipment	1,402,150	1,325,761	1,308,358	1,300,488	1,328,903	1,277,607	1,267,479	1,275,620	1,268,688
Equipment leased to others	572,952	594,303	661,542	706,779	696,327	758,325	865,476	961,814	1,050,787
Other real estate owned	229,070	196,937	167,378	151,376	97,008	92,411	90,578	90,062	89,362
Mortgage servicing rights	2,094,387	2,264,104	2,541,250	2,361,617	2,115,715	1,835,921	1,454,444	1,787,344	1,504,866
Goodwill	3,815,911	3,339,631	3,346,779	3,304,999	3,313,109	3,322,205	3,317,259	3,298,052	3,302,413
Other intangible assets	183,648	157,403	162,188	155,286	168,353	183,056	194,796	198,459	213,461
Derivative assets	612,914	693,444	566,777	642,234	772,918	785,764	983,019	910,956	885,541
Accrued income and other assets	5,166,905	4,887,573	4,922,748	4,972,103	5,300,800	5,152,489	4,921,966	5,320,326	5,235,838

Total Assets	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936
									-
Liabilities
Deposits:
Noninterest bearing	$17,537,278	$16,188,883	$17,312,118	$17,186,781	$17,429,227	$18,059,199	$18,756,679	$19,200,996	$18,652,502
NOW and money market accounts	30,335,531	28,734,045	28,710,382	29,538,292	28,304,007	27,906,992	28,191,008	29,081,000	29,263,454
Savings accounts	1,881,444	1,821,496	1,970,616	2,105,325	2,147,022	2,222,831	2,369,628	2,459,455	2,552,990
Consumer time	23,620,821	22,043,743	21,750,652	21,053,803	20,527,784	19,548,914	18,604,907	17,594,106	16,828,303

Core deposits	73,375,074	68,788,167	69,743,768	69,884,201	68,408,040	67,737,936	67,922,222	68,335,557	67,297,249
Other	4,119,756	5,199,389	4,846,707	6,061,923	6,734,915	7,322,820	6,432,114	5,019,009	4,635,416
Foreign	9,738,760	8,794,632	8,633,371	5,470,495	8,843,036	8,357,477	8,784,996	7,335,170	14,021,942

Total deposits	87,233,590	82,782,188	83,223,846	81,416,619	83,985,991	83,418,233	83,139,332	80,689,736	85,954,607
Federal funds borrowed and security repurchase agreements	5,283,997	7,346,405	4,912,465	5,236,545	6,499,254	7,788,910	8,217,810	7,610,530	5,892,428
Borrowed funds	1,648,967	3,956,550	3,150,985	2,461,246	3,517,537	5,452,671	1,538,640	1,796,793	2,035,900
Long-term debt	26,355,676	26,689,743	32,525,381	33,648,686	30,969,616	32,917,618	33,665,675	33,512,583	28,695,992
Derivative liabilities	717,830	668,477	1,119,162	1,004,762	738,343	695,752	643,487	841,483	596,822
Accrued expenses and other liabilities	4,369,779	3,777,510	3,943,974	3,840,215	4,073,502	3,556,508	3,936,741	3,887,679	3,434,658

Total Liabilities	125,609,839	125,220,873	128,875,813	127,608,073	129,784,243	133,829,692	131,141,685	128,338,804	126,610,407
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,529,527	2,407,502	2,420,214	2,439,965	2,460,191	2,515,572	2,546,862	2,551,086	2,586,999
Capital surplus	4,793,537	3,766,184	3,749,508	3,709,927	3,681,603	3,734,318	3,726,660	3,682,830	3,647,711
Retained earnings	7,328,853	6,739,515	6,564,449	6,522,324	6,459,212	6,630,213	6,649,450	6,362,731	6,468,231
Accumulated other comprehensive income	(70,914)	(11,378)	(124,407)	(49,278)	11,865	40,184	78,782	46,842	100,588

Total Stockholders’ Equity	14,581,003	12,901,823	12,609,764	12,622,938	12,612,871	12,920,287	13,001,754	12,643,489	12,803,529

Total Liabilities and Stockholders’ Equity	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936

Common Shares Outstanding	632,381,603	601,875,473	605,053,511	609,991,042	615,047,663	628,892,825	636,715,366	637,771,299	646,749,650
Memo:
Noninterest bearing escrow balances	$3,645,186	$3,498,396	$3,780,740	$3,700,578	$3,514,063	$4,240,458	$4,430,980	$4,357,808	$4,191,801
Interest bearing escrow balances	134,446	128,891	140,555	131,339	141,388	129,176	136,386	154,546	128,103

Noninterest bearing deposits excluding escrow balances	13,892,092	12,690,487	13,531,378	13,486,203	13,915,164	13,818,741	14,325,699	14,843,188	14,460,701
Core deposits excluding escrow balances	69,595,442	65,160,880	65,822,473	66,052,284	64,752,589	63,368,302	63,354,856	63,823,203	62,977,345
Sweep account balances, excluded from core deposit balances	8,415,378	7,293,124	6,388,985	6,220,952	5,998,935	5,897,823	5,362,130	4,737,979	4,890,474

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Assets
Earning Assets:
Portfolio loans:
Commercial	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$28,983	$26,901	$22,103
Commercial construction	4,058	3,723	3,507	3,426	3,279	3,083	2,999	2,909	2,936	3,680	3,068	2,568
Commercial real estate	12,066	12,061	12,100	12,022	12,153	12,069	11,782	12,127	11,998	12,062	12,033	11,162
Residential real estate	23,837	28,488	31,812	32,921	32,787	33,537	31,669	30,515	30,548	29,238	32,137	28,818
Home equity lines of credit	14,896	15,629	17,089	20,979	21,808	22,160	20,950	19,520	18,203	17,128	21,118	14,743
Credit card and other unsecured lines of credit	2,803	2,654	2,528	2,515	2,469	2,399	2,304	2,351	2,350	2,626	2,381	2,286
Other consumer	5,358	5,304	6,012	6,028	6,488	7,712	8,053	8,308	7,919	5,673	7,637	7,527

Total portfolio loans	93,124	97,404	101,757	105,431	106,433	108,386	104,908	101,283	99,127	99,390	105,275	89,207
Loans held for sale or securitization:
Commercial	35	49	68	12	25	18	13	16	16	41	18	28
Commercial real estate	101	116	142	86	122	84	279	312	326	111	198	164
Residential real estate	14,385	11,904	9,086	7,977	10,089	11,178	9,746	11,174	11,161	10,859	10,547	12,071
Automobile	—	—	—	—	710	—	—	—	—	—	179	132
Student	4	15	4	4	4	5	—	—	—	7	2	—
Home equity lines of credit	2,815	2,981	3,460	331	15	—	—	—	—	2,405	4	—
Credit card	85	—	—	416	207	285	71	—	—	124	142	—

Total loans held for sale or securitization	17,425	15,065	12,760	8,826	11,172	11,570	10,109	11,502	11,503	13,547	11,090	12,395
Securities available for sale, at cost	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	7,801	7,759	7,698
Federal funds sold and security resale agreements	1,122	654	536	327	355	378	218	259	289	662	303	340
Other investments	2,011	2,129	2,272	2,156	1,991	1,875	1,710	1,608	1,611	2,141	1,797	1,281

Total earning assets	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	123,541	126,224	110,921
Allowance for loan losses	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,007)	(1,143)	(1,101)
Fair value (depreciation) appreciation of securities available for sale	(4)	(120)	(120)	(28)	(8)	74	79	146	161	(68)	72	150
Cash and demand balances due from banks	2,953	3,075	3,246	3,326	3,493	3,698	3,687	3,706	3,829	3,149	3,645	3,323
Properties and equipment	1,369	1,311	1,300	1,311	1,293	1,270	1,282	1,277	1,263	1,323	1,280	1,192
Equipment leased to others	595	617	687	707	727	796	915	1,008	1,100	651	861	610
Other real estate owned	218	186	158	104	95	92	91	92	109	167	92	103
Mortgage servicing rights	2,275	2,465	2,438	2,191	2,071	1,662	1,710	1,504	1,448	2,343	1,738	1,556
Goodwill	3,564	3,346	3,326	3,310	3,319	3,323	3,308	3,300	3,319	3,387	3,313	2,291
Other intangible assets	163	156	156	161	174	184	188	206	197	159	188	138
Derivative assets	345	153	—	140	248	317	295	353	505	156	303	547
Accrued income and other assets	4,868	5,107	4,710	4,807	5,060	5,015	4,605	5,252	5,701	4,877	4,983	4,673

Total Assets	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$138,678	$141,556	$124,403

Liabilities
Deposits:
Noninterest bearing	$16,695	$16,740	$17,057	$16,766	$17,752	$18,706	$18,434	$18,136	$18,883	$16,814	$18,257	$17,763
NOW and money market accounts	29,538	28,810	28,872	28,367	28,160	28,233	28,726	29,253	29,851	28,900	28,589	28,897
Savings accounts	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,531	2,706	1,970	2,361	2,583
Consumer time	22,650	21,966	21,463	20,740	20,059	19,220	18,143	17,189	16,665	21,711	18,662	14,875

Core deposits	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109	68,105	69,395	67,869	64,118
Brokered retail CDs	3,499	4,161	4,899	5,492	6,073	6,255	4,843	4,336	4,480	4,506	5,384	2,481
Other	972	1,049	956	1,047	885	764	619	538	566	1,006	703	581
Foreign	9,334	8,878	7,518	8,469	8,900	9,278	7,432	9,539	10,279	8,553	8,787	8,946

Total deposits	84,522	83,507	82,807	82,987	84,018	84,759	80,622	81,522	83,430	83,460	82,743	76,126
Federal funds borrowed and security repurchase agreements	7,289	6,876	5,110	6,198	8,151	7,976	6,077	7,130	7,126	6,373	7,338	7,838
Borrowed funds	1,937	1,925	2,768	2,180	2,865	2,123	2,524	1,486	1,651	2,201	2,253	1,477
Long-term debt	25,886	29,432	33,087	31,719	31,787	33,171	34,364	31,684	28,928	30,013	32,752	24,028
Derivative liabilities	348	431	181	188	193	240	219	284	319	288	234	365
Accrued expenses and other liabilities	3,523	3,576	3,501	3,656	3,420	3,718	3,115	3,631	3,729	3,564	3,471	3,253

Total Liabilities	123,505	125,747	127,454	126,928	130,434	131,987	126,921	125,737	125,183	125,899	128,791	113,087
Total Stockholders’ Equity	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,779	12,765	11,316

Total Liabilities and Stockholders’ Equity	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$138,678	$141,556	$124,403

Memo:

Noninterest bearing escrow balances	$4,069	$4,250	$4,084	$3,651	$4,346	$4,965	$4,431	$4,038	$4,574	$4,016	$4,447	$4,296
Interest bearing escrow balances	134	136	139	136	136	138	137	138	128	136	137	62

Noninterest bearing deposits excluding escrow balances	12,626	12,490	12,973	13,115	13,406	13,741	14,003	14,098	14,309	12,798	13,810	13,467
Core deposits excluding escrow balances	66,514	65,033	65,211	64,192	63,678	63,359	63,160	62,933	63,403	65,243	63,285	59,760
Sweep account balances, excluded from core deposit balances	7,975	6,974	6,157	6,063	6,309	5,568	5,289	4,851	5,114	6,798	5,508	4,575

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$5,636	$5,635	$5,760	$5,527	$7,098	$8,294	$7,694	$8,511	$9,123	$5,640	$7,897	$9,861
First Franklin(1)	8,016	5,509	2,768	2,322	2,991	2,884	2,052	2,661	2,033	4,672	2,650	2,185
National Home Equity (NHE)	733	760	558	128	—	—	—	—	—	547	—	—
Other	—	—	—	—	—	—	—	2	5	—	—	25

Total mortgage loans held for sale	$14,385	$11,904	$9,086	$7,977	$10,089	$11,178	$9,746	$11,174	$11,161	$10,859	$10,547	$12,071

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$23,621	$23,547	$22,900	$21,782	$21,919	$22,347	$22,168	$20,699	$20,531	$22,969	$21,788	$18,186
Floorplan	1,005	998	1,081	1,067	1,031	946	1,054	1,046	1,059	1,038	1,019	1,036
Leases	3,781	3,532	3,428	3,522	3,477	3,215	3,067	2,918	2,697	3,566	3,171	2,024
Non-taxable	372	333	310	303	293	312	301	307	313	330	303	321
International	1,327	1,135	990	866	729	606	561	583	573	1,080	620	536

Total Commercial	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553	$25,173	$28,983	$26,901	$22,103

Real estate — residential
Bank portfolio and other	$9,582	$8,614	$7,966	$7,766	$7,414	$7,803	$7,285	$6,258	$6,391	$8,489	$7,196	$6,325
First Franklin(2)	7,949	13,591	17,537	18,636	18,985	19,622	18,505	18,433	18,432	14,396	18,889	17,104
Home equity installment	6,306	6,283	6,309	6,519	6,388	6,112	5,879	5,824	5,725	6,353	6,052	5,389

Total Real Estate — Residential	$23,837	$28,488	$31,812	$32,921	$32,787	$33,537	$31,669	$30,515	$30,548	$29,238	$32,137	$28,818

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,032	$958	$892	$920	$919	$926	$896	$983	$1,002	$951	$931	$1,020
Personal lines of credit	816	786	759	750	726	664	618	603	600	778	653	539
Business lines of credit	955	910	877	845	824	809	790	765	748	897	797	727

Total Credit Card and Other Unsecured Lines of Credit	$2,803	$2,654	$2,528	$2,515	$2,469	$2,399	$2,304	$2,351	$2,350	$2,626	$2,381	$2,286

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(3)
Home equity lines of credit	$6,243	$6,993	$8,396	$12,190	$12,919	$13,292	$12,163	$10,860	$9,611	$8,435	$12,317	$7,249
Installment loans (real estate-residential)	1,477	1,572	1,688	2,018	2,001	1,855	1,741	1,651	1,596	1,687	1,813	1,496

Total National Home Equity	$7,720	$8,565	$10,084	$14,208	$14,920	$15,147	$13,904	$12,511	$11,207	$10,122	$14,130	$8,745

(1)	In December 2006, First Franklin and NCHLS were sold.

(2)	Represents nonconforming mortgages originated under the former First Franklin and Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(3)	Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2006								2005								2004
	4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$6,592		$5,703		$6,185		$5,790		$6,785		$8,346		$8,288		$8,668		$9,552
First Franklin(1)	1,625		8,851		2,645		2,389		2,407		3,486		2,689		2,221		2,305
National Home Equity (NHE)	1,111		1,042		853		531		—		—		—		—		—
Other	—		—		—		—		—		—		—		—		3

Total Mortgage Loans Held for Sale or Securitization	$9,328		$15,596		$9,683		$8,710		$9,192		$11,832		$10,977		$10,889		$11,860

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$24,225		$23,432		$23,300		$22,359		$21,805		$22,252		$22,843		$21,412		$20,317
Floorplan	1,035		989		1,068		1,103		1,097		950		1,055		1,047		1,105
Leases	4,083		3,812		3,531		3,439		3,546		3,377		3,166		3,033		2,836
Non-taxable	379		342		319		300		305		300		310		305		308
International	1,330		1,288		1,081		947		819		670		560		585		594

Total Commercial	$31,052		$29,863		$29,299		$28,148		$27,572		$27,549		$27,934		$26,382		$25,160

Real estate — residential
Bank portfolio and other	$10,857		$9,232		$8,549		$7,997		$7,623		$7,288		$7,678		$6,988		$6,404
First Franklin(2)	7,486		8,308		16,590		18,261		18,688		19,497		18,888		18,138		18,268
Home equity installment	6,433		6,285		6,305		6,332		6,512		6,290		5,932		5,859		5,726

Total Real Estate — Residential	$24,776		$23,825		$31,444		$32,590		$32,823		$33,075		$32,498		$30,985		$30,398

BANK STOCK FUND
Cost basis of equity investments	—		—		—		—		$135		$282		$247		$220		$208
Unrealized gains, net	—		—		—		—		4		2		14		9		28

Fair Value of Investments	—		—		—		—		$139		$284		$261		$229		$236

INTANGIBLE ASSETS
Goodwill	$3,816		$3,340		$3,347		$3,305		$3,313		$3,322		$3,317		$3,298		$3,302
Core deposit intangibles	153		125		133		127		134		142		151		159		170
Credit card intangibles	5		5		5		6		6		6		2		2		2
Other intangibles	26		27		24		22		28		35		42		38		42

Total Intangible Assets	$4,000		$3,497		$3,509		$3,460		$3,481		$3,505		$3,512		$3,497		$3,516

Memo:
Holding company investment in subsidiaries	$13,082		$13,864		$13,895		$13,548		$13,246		$13,941		$13,704		$13,409		$13,927
Holding company intangible assets	117		117		122		122		122		109		110		111		109
Double leverage ratio (3)	0.91	x	1.08	x	1.11	x	1.08	x	1.06	x	1.09	x	1.06	x	1.07	x	1.10	x

PRINCIPAL INVESTMENTS(4)
Type of Investment:
Direct investments in public entities	—		—		—		—		—		—		$4		$4		$4
Direct investments in nonpublic entities	$311		$312		$326		$319		$317		$336		298		309		319
Indirect investments (funds)	354		353		355		348		344		350		343		351		342

Total Investments	$665		$665		$681		$667		$661		$686		$645		$664		$665

Type of Security:
Common stock	$78		$80		$77		$74		$76		$76		$64		$64		$60
Convertible debt and preferred stock	11		15		23		26		26		28		32		35		52
Investments in partnerships, funds and other equity instruments	398		390		393		386		379		402		406		416		401
Mezzanine (subordinated) debt	178		180		188		181		180		180		143		149		152

Total Investments	$665		$665		$681		$667		$661		$686		$645		$664		$665

Memo:
Commitments to fund principal investments	$282		$292		$310		$290		$295		$272		$297		$243		$264

(1)	In December 2006, First Franklin and NCHLS were sold.

(2)	Represents nonconforming mortgages originated under the former First Franklin and Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(3)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(4)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

CREDIT CARD LOANS(1)

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,032	$958	$892	$920	$919	$926	$896	$983	$1,002	$951	$931	$1,020
Loans held for securitization	85	—	—	416	207	285	71	—	—	124	142	—
Loans securitized	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,325	1,307	1,450

Total Average Managed Credit Card Loans	$2,479	$2,408	$2,342	$2,371	$2,366	$2,376	$2,343	$2,433	$2,452	$2,400	$2,380	$2,470

End of period balances:
Loans held in portfolio	$1,185	$989	$900	$859	$1,032	$859	$857	$912	$1,070
Loans held for securitization	425	—	—	—	425	—	414	—	—
Loans securitized	1,025	1,450	1,450	1,450	1,026	1,450	1,036	1,450	1,450

Total Managed Credit Card Loans	$2,635	$2,439	$2,350	$2,309	$2,483	$2,309	$2,307	$2,362	$2,520

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$267	$252	$264	$316	$1,145	$2,679	$2,722	$2,760	$2,785	$275	$2,323	$2,779
Loans held for securitization	—	—	—	—	710	—	—	—	—	—	179	132
Loans securitized	1,547	1,801	2,142	2,465	1,257	624	725	835	944	1,986	861	1,054

Total Average Managed Automobile Loans	$1,814	$2,053	$2,406	$2,781	$3,112	$3,303	$3,447	$3,595	$3,729	$2,261	$3,363	$3,965

End of period balances:
Loans held in portfolio	$185	$228	$232	$271	$352	$2,650	$2,664	$2,785	$2,895
Loans securitized	1,439	1,668	1,987	2,299	2,602	576	674	778	888

Total Managed Automobile Loans	$1,624	$1,896	$2,219	$2,570	$2,954	$3,226	$3,338	$3,563	$3,783

HOME EQUITY(4)

Managed Home Equity:

Average balances:
Held in portfolio	$21,175	$21,878	$23,357	$27,454	$28,152	$28,233	$26,796	$25,310	$23,892	$23,445	$27,133	$20,106
Held for sale or securitization	3,548	3,741	4,018	459	15	—	—	—	—	2,952	4	—
Securitized	—	—	2	10	19	37	46	57	71	3	40	38

Total Average Managed Home Equity	$24,723	$25,619	$27,377	$27,923	$28,186	$28,270	$26,842	$25,367	$23,963	$26,400	$27,177	$20,144

End of period balances:
Held in portfolio	$21,004	$21,546	$22,893	$23,889	$27,906	$28,894	$27,633	$25,958	$24,712
Held for sale or securitization	4,000	4,564	3,953	3,341	—	—	—	—	—
Securitized	—	—	—	13	13	21	42	50	61

Total Managed Home Equity	$25,004	$26,110	$26,846	$27,243	$27,919	$28,915	$27,675	$26,008	$24,773

(1)	In March 2006 and August 2005, the Corporation sold through securitization $425 million and $600 million of credit card receivables, respectively.

(2)	In December 2005, the Corporation sold through securitization $2.2 billion of indirect prime automobile loans, respectively.

(3)	Represents managed portfolio of indirect prime automobile loans.

(4)	Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans. In April 2006, the Corporation called the home equity securitization.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$30,141	$29,594	$28,777	$27,552	$27,474	$27,444	$27,164	$25,569	$25,189	$29,024	$26,919	$22,131
Commercial construction	4,058	3,723	3,507	3,426	3,279	3,083	2,999	2,909	2,936	3,680	3,068	2,568
Commercial real estate	12,167	12,177	12,242	12,108	12,275	12,153	12,061	12,439	12,324	12,173	12,231	11,326
Residential real estate	38,222	40,392	40,898	40,898	42,876	44,715	41,415	41,689	41,709	40,097	42,684	40,889
Home equity lines of credit	17,711	18,610	20,549	21,310	21,823	22,160	20,950	19,520	18,203	19,533	21,122	14,743
Credit card and other unsecured lines of credit	2,888	2,654	2,528	2,931	2,676	2,684	2,375	2,351	2,350	2,750	2,523	2,286
Other consumer	5,362	5,319	6,016	6,032	7,202	7,717	8,053	8,308	7,919	5,680	7,818	7,659

Total loans	110,549	112,469	114,517	114,257	117,605	119,956	115,017	112,785	110,630	112,937	116,365	101,602
Securities available for sale, at cost:
Taxable	7,313	7,351	7,260	7,153	7,060	6,838	7,112	7,539	8,354	7,270	7,134	7,033
Tax-exempt	493	523	542	566	597	612	634	656	690	531	625	665

Total securities available for sale	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195	9,044	7,801	7,759	7,698
Federal funds sold, security resale agreements, and other investments	3,133	2,783	2,808	2,483	2,346	2,253	1,928	1,867	1,900	2,803	2,100	1,621

Total earning assets	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847	121,574	123,541	126,224	110,921
Allowance for loan losses	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,007)	(1,143)	(1,101)
Fair value (depreciation) appreciation of securities available for sale	(4)	(120)	(120)	(28)	(8)	74	79	146	161	(68)	72	150
Nonearning assets	16,350	16,416	16,021	16,057	16,480	16,357	16,081	16,698	17,471	16,212	16,403	14,433

Total Assets	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$138,678	$141,556	$124,403

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$29,538	$28,810	$28,872	$28,367	$28,160	$28,233	$28,726	$29,253	$29,851	$28,900	$28,589	$28,897
Savings accounts	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,531	2,706	1,970	2,361	2,583
Consumer time deposits	22,650	21,966	21,463	20,740	20,059	19,220	18,143	17,189	16,665	21,711	18,662	14,875
Other deposits	4,471	5,210	5,855	6,539	6,958	7,019	5,462	4,874	5,046	5,512	6,087	3,062
Foreign deposits	9,334	8,878	7,518	8,469	8,900	9,278	7,432	9,539	10,279	8,553	8,787	8,946
Federal funds borrowed	3,675	3,286	1,746	2,823	4,675	4,506	2,978	3,912	3,987	2,886	4,021	4,920
Security repurchase agreements	3,614	3,590	3,364	3,375	3,476	3,470	3,099	3,218	3,139	3,487	3,317	2,918
Borrowed funds	1,937	1,925	2,768	2,180	2,865	2,123	2,524	1,486	1,651	2,201	2,253	1,477
Long-term debt	25,886	29,432	33,087	31,719	31,787	33,171	34,364	31,684	28,928	30,013	32,752	24,028

Total interest bearing liabilities	102,939	105,000	106,715	106,318	109,069	109,323	105,153	103,686	102,252	105,233	106,829	91,706
Noninterest bearing deposits	16,695	16,740	17,057	16,766	17,752	18,706	18,434	18,136	18,883	16,814	18,257	17,763
Accrued interest and other liabilities	3,871	4,007	3,682	3,844	3,613	3,958	3,334	3,915	4,048	3,852	3,705	3,618

Total Liabilities	123,505	125,747	127,454	126,928	130,434	131,987	126,921	125,737	125,183	125,899	128,791	113,087
Total Stockholders’ Equity	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,847	12,779	12,765	11,316

Total Liabilities and Stockholders’ Equity	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,030	$138,678	$141,556	$124,403

Memo:
Interest bearing core deposits	$54,022	$52,679	$52,377	$51,213	$50,408	$49,756	$49,294	$48,973	$49,222	$52,581	$49,612	$46,355
Interest bearing total deposits	67,827	66,767	65,750	66,221	66,266	66,053	62,188	63,386	64,547	66,646	64,486	58,363
Borrowed funding and long-term debt	35,112	38,233	40,965	40,097	42,803	43,270	42,965	40,300	37,705	38,587	42,343	33,343

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$577	$572	$529	$480	$454	$420	$385	$330	$309	$2,158	$1,589	$936
Commercial construction	81	73	67	62	58	50	45	40	38	283	193	119
Commercial real estate	229	224	218	209	210	197	188	183	181	880	778	648
Residential real estate	706	750	738	712	729	725	660	643	663	2,906	2,757	2,591
Home equity lines of credit	349	363	373	370	345	323	280	246	197	1,455	1,194	581
Credit card and other unsecured lines of credit	81	75	69	83	72	70	57	52	62	308	251	200
Other consumer	89	90	100	99	115	123	126	129	126	378	493	496

Total loans	2,112	2,147	2,094	2,015	1,983	1,908	1,741	1,623	1,576	8,368	7,255	5,571
Securities available for sale, at cost:
Taxable	101	99	97	92	88	84	88	92	104	389	352	345
Tax-exempt	8	9	10	10	10	11	12	12	12	37	45	49

Total securities available for sale	109	108	107	102	98	95	100	104	116	426	397	394
Federal funds sold, security resale agreements, and other investments	49	43	42	36	32	31	24	24	35	170	111	88

Total earning assets	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751	$1,727	$8,964	$7,763	$6,053

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$221	$211	$194	$172	$151	$132	$112	$93	$77	$798	$488	$252
Savings accounts	2	3	3	3	2	3	3	2	2	11	10	9
Consumer time deposits	265	245	224	202	190	169	150	133	124	936	642	467
Other deposits	60	68	74	74	70	62	41	30	25	276	203	50
Foreign deposits	115	112	86	86	80	75	51	55	47	399	261	118
Federal funds borrowed	50	44	22	31	47	40	22	25	21	147	134	71
Security repurchase agreements	40	38	32	28	26	22	15	13	10	138	76	23
Borrowed funds	25	23	32	23	28	19	15	6	5	103	68	15
Long-term debt	359	404	409	350	327	305	285	237	198	1,522	1,154	588

Total interest bearing liabilities	$1,137	$1,148	$1,076	$969	$921	$827	$694	$594	$509	$4,330	$3,036	$1,593

Tax-Equivalent Net Interest Income	$1,133	$1,150	$1,167	$1,184	$1,192	$1,207	$1,171	$1,157	$1,218	$4,634	$4,727	$4,460

Memo:
Interest bearing core deposits	$488	$459	$421	$377	$343	$304	$265	$228	$203	$1,745	$1,140	$728
Interest bearing total deposits	663	639	581	537	493	441	357	313	275	2,420	1,604	896
Borrowed funding and long-term debt	474	509	495	432	428	386	337	281	234	1,910	1,432	697

Amortization of fair value adjustments included above(2):
Loans	($7)	($4)	($5)	($3)	($4)	($7)	($7)	($9)	($9)	($19)	($27)	($22)
Deposits	—	—	1	(2)	(5)	(9)	(12)	(17)	(21)	(1)	(43)	(55)
Long-term debt	(5)	(6)	(6)	(6)	(7)	(8)	(10)	(7)	(17)	(23)	(32)	(37)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

RATES

Assets
Earning Assets:
Loans(1):
Commercial	7.61%	7.66%	7.38%	7.06%	6.57%	6.07%	5.69%	5.22%	4.90%	7.44%	5.90%	4.23%
Commercial construction	7.87	7.83	7.62	7.36	6.99	6.47	5.99	5.59	5.11	7.68	6.29	4.63
Commercial real estate	7.44	7.31	7.13	7.02	6.80	6.42	6.25	5.98	5.84	7.23	6.36	5.72
Residential real estate	7.39	7.41	7.22	6.97	6.80	6.49	6.36	6.17	6.36	7.25	6.46	6.34
Home equity lines of credit	7.87	7.82	7.26	6.94	6.33	5.83	5.34	5.04	4.35	7.45	5.65	3.94
Credit card and other unsecured lines of credit	11.12	11.24	10.95	11.44	10.48	10.43	9.74	8.90	10.37	11.19	9.93	8.73
Other consumer	6.56	6.70	6.68	6.66	6.34	6.34	6.28	6.28	6.35	6.65	6.31	6.48

Total loans	7.61	7.61	7.32	7.10	6.72	6.34	6.06	5.79	5.69	7.41	6.23	5.48
Securities available for sale, at cost:
Taxable	5.53	5.37	5.37	5.12	4.96	4.92	4.96	4.88	4.91	5.35	4.93	4.90
Tax-exempt	7.03	6.98	7.07	7.20	7.19	7.18	7.40	7.29	7.02	7.07	7.27	7.36

Total securities available for sale	5.62	5.48	5.49	5.27	5.14	5.10	5.16	5.07	5.07	5.47	5.12	5.11
Federal funds sold, security resale agreements, and other investments	6.20	6.00	6.05	5.92	5.40	5.39	5.02	5.27	7.70	6.05	5.28	5.46

Total earning assets	7.44	7.43	7.18	6.96	6.60	6.25	5.99	5.73	5.67	7.26	6.15	5.46

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.97	2.89	2.70	2.46	2.13	1.85	1.57	1.28	1.03	2.76	1.71	.87
Savings accounts	.65	.64	.57	.49	.49	.47	.41	.38	.37	.59	.44	.35
Consumer time deposits	4.65	4.43	4.19	3.95	3.75	3.49	3.33	3.13	2.94	4.31	3.44	3.14
Other deposits	5.30	5.19	5.02	4.62	4.01	3.48	2.99	2.51	2.03	5.00	3.33	1.64
Foreign deposits	4.86	5.00	4.61	4.12	3.58	3.19	2.77	2.33	1.83	4.66	2.97	1.32
Federal funds borrowed	5.31	5.33	5.02	4.49	4.03	3.53	2.98	2.55	2.11	5.08	3.34	1.45
Security repurchase agreements	4.33	4.25	3.83	3.36	2.90	2.48	2.00	1.65	1.20	3.96	2.28	.78
Borrowed funds	5.14	4.82	4.62	4.19	3.86	3.56	2.30	1.77	1.30	4.67	3.01	1.03
Long-term debt	5.52	5.45	4.95	4.46	4.08	3.67	3.32	3.03	2.72	5.07	3.52	2.45

Total interest bearing liabilities	4.39	4.34	4.04	3.69	3.35	3.00	2.65	2.32	1.98	4.11	2.84	1.74

Net Interest Spread	3.05	3.09	3.14	3.27	3.25	3.25	3.34	3.41	3.69	3.15	3.31	3.72
Contribution of noninterest bearing sources of funds	.68	.64	.59	.54	.49	.47	.42	.37	.32	.60	.43	.30

Net Interest Margin	3.73%	3.73%	3.73%	3.81%	3.74%	3.72%	3.76%	3.78%	4.01%	3.75%	3.74%	4.02%

Memo:
Interest bearing core deposits	3.60%	3.45%	3.23%	2.98%	2.70%	2.42%	2.16%	1.88%	1.64%	3.32%	2.30%	1.57%
Interest bearing total deposits	3.88	3.79	3.55	3.29	2.96	2.64	2.31	2.00	1.70	3.63	2.49	1.54
Borrowed funding and long-term debt	5.36	5.30	4.84	4.36	3.96	3.55	3.14	2.82	2.47	4.95	3.38	2.09

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2006								2005								2004		For the Year
	4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		2006	2005	2004

Per common share:
Basic net income(1)	$1.37		$.87		$.77		$.75		$.65		$.75		$.98		$.75		$1.48		$3.77	$3.13	$4.37
Diluted net income (1)	1.36		.86		.77		.74		.64		.74		.97		.74		1.46		3.72	3.09	4.31
Trailing four quarters basic net income	3.76		3.04		2.92		3.13		3.13		3.96		4.09		3.95		4.37
Trailing four quarters diluted net income	3.73		3.01		2.89		3.09		3.09		3.91		4.03		3.89		4.31
Dividends declared	.39		.39		.37		.37		.37		.37		.35		.35		.35		1.52	1.44	1.34
Dividends paid	.39		.39		.37		.37		.37		.37		.35		.35		.35		1.52	1.44	1.34
Dividend payout ratio(2)	28.68%		45.35%		48.05%		50.00%		57.81%		50.00%		36.08%		47.30%		23.97%		40.86%	46.60%	31.09%
Dividend yield (annualized)(3)	4.27		4.26		4.09		4.24		4.41		4.43		4.10		4.18		3.73
P/E ratio(4)	9.80	x	12.16	x	12.52	x	11.29	x	10.86	x	8.55	x	8.47	x	8.61	x	8.71	x

Common dividends declared	$236.4		$238.0		$227.5		$229.8		$232.6		$236.9		$224.5		$228.4		$231.5		$931.7	$922.4	$860.4
Preferred dividends declared	.4		.4		.4		.4		.4		.4		.4		.4		.4		1.6	1.6	.8

Common dividends paid	236.4		238.0		227.5		229.8		232.6		236.9		224.5		228.4		231.5		931.7	922.4	860.4
Preferred dividends paid	.4		.4		.4		.4		.4		.4		.4		.4		.4		1.6	1.6	.8

Shares outstanding(5):
Average basic	611,908		603,849		609,657		611,911		618,227		635,858		636,883		643,005		652,949		609,316	633,432	635,450
Average diluted	620,745		612,064		618,230		619,697		625,359		644,688		644,134		652,487		666,250		617,672	641,601	645,511
Ending common	632,382		601,875		605,054		609,991		615,048		628,893		636,715		637,771		646,750

Common stock price:
High	$37.47		$37.42		$38.04		$36.25		$35.04		$37.85		$35.30		$37.75		$39.66		$38.04	$37.85	$39.66
Low	35.29		34.50		34.38		33.26		29.75		33.37		32.08		32.85		36.07		33.26	29.75	32.14
Close	36.56		36.60		36.19		34.90		33.57		33.44		34.12		33.50		37.55

Book value per common share	$23.06		$21.44		$20.84		$20.69		$20.51		$20.54		$20.42		$19.82		$19.80
Tangible book value per common share	16.73		15.63		15.04		15.02		14.85		14.97		14.90		14.34		14.36
Other comprehensive income per share	(.11)		(.02)		(.20)		(.08)		.02		.06		.12		.07		.16

Market to book value	158.5%		170.7%		173.7%		168.7%		163.7%		162.8%		167.1%		169.0%		189.6%

Market capitalization of common stock	$23,120		$22,029		$21,897		$21,289		$20,647		$21,030		$21,725		$21,365		$24,285

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	Dividend declared divided by diluted net income per common share

(3)	Dividend declared (annualized) divided by quarter-end stock price

(4)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(5)	In thousands
INTEREST RATE RISK MEASURES

	2006				2005				2004
	4th Qtr(1)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.8%	+1.0%	+1.4%	+1.3%	+0.7%	+0.7%	+0.1%	-0.1%	-0.4%
+150 basis points Shock vs. Current Yield Curve(4)	+1.2%	+1.6%	+2.2%	+2.0%	+1.6%	+1.6%	+1.1%	+0.8%	+0.6%
-150 basis points Shock vs. Current Yield Curve(5)	+0.6%	+0.2%	+0.0%	0.0%	-0.6%	-0.7%	-1.2%	-1.8%	-2.0%

(1)	Based on positions at November 30, 2006 and market values at December 15, 2006.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,242	$1,240	$1,210	$1,227	$1,241	$1,250	$1,266	$815	$559
Subordinated debt	1,067	1,070	1,020	1,056	1,089	1,106	1,137	1,331	1,354
Junior subordinated debentures owed to unconsolidated subsidiary trusts	949	342	344	343	474	594	598	600	605
Other	—	—	—	—	—	—	—	1	1

Total holding company debt	3,258	2,652	2,574	2,626	2,804	2,950	3,001	2,747	2,519
Subsidiary debt:
Subordinated debt	2,477	1,986	1,917	1,964	2,011	2,034	2,069	2,015	2,057
Senior bank notes	18,580	20,126	25,275	25,206	22,088	22,997	23,602	23,420	18,549
FHLB advances	1,999	1,887	2,721	3,812	3,920	4,774	4,783	4,851	4,904
Secured debt financings	31	27	25	29	131	147	178	480	667
Other	11	12	13	12	16	16	33	—	—

Total subsidiary debt	23,098	24,038	29,951	31,023	28,166	29,968	30,665	30,766	26,177

Total Long-Term Debt	$26,356	$26,690	$32,525	$33,649	$30,970	$32,918	$33,666	$33,513	$28,696

Borrowed Funds:
U.S. Treasury demand notes	$434	$2,430	$1,325	$76	$1,754	$2,734	$600	$734	$1,024
Short-term senior bank notes	—	60	46	98	137	79	20	60	195
Short-term FHLB advances	—	—	—	—	150	1,150	—	—	—
Commercial paper and other	1,215	1,467	1,780	2,287	1,477	1,490	919	1,003	817

Total Borrowed Funds	$1,649	$3,957	$3,151	$2,461	$3,518	$5,453	$1,539	$1,797	$2,036

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$14,581	$12,902	$12,610	$12,623	$12,613	$12,920	$13,002	$12,643	$12,804

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain (loss), net	$4	($9)	($124)	($57)	($4)	$22	$71	$23	$107
SFAS 133 unrealized (loss) gain, net	(4)	(2)	—	8	16	18	8	24	(6)
SFAS 158 unrecognized (loss), net	(71)	—	—	—	—	—	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	($71)	($11)	($124)	($49)	$12	$40	$79	$47	$101

RISK-BASED CAPITAL(1)
Tier 1 capital	$11,471	$9,603	$9,392	$9,396	$9,517	$9,913	$10,003	$9,731	$9,815
Total risk-based capital	15,641	13,215	13,103	13,121	13,500	13,914	14,078	13,853	14,023
Risk-weighted assets	128,371	128,297	128,512	127,273	128,108	129,095	125,720	123,096	118,960

Tier 1 capital ratio	8.94%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%	8.25%
Total risk-based capital ratio	12.18	10.30	10.20	10.31	10.54	10.78	11.20	11.25	11.79
Leverage ratio	8.65	7.13	6.89	6.92	6.83	7.03	7.36	7.22	7.31

COMMON STOCK ROLLFORWARD
Beginning balance	601.9	605.1	610.0	615.0	628.9	636.7	637.8	646.7	658.3	615.0	646.7	606.0
Shares issued under stock award plans	2.0	1.4	3.6	3.1	1.0	2.5	1.9	1.5	1.5	10.1	6.9	12.6
Shares issued for acquisitions	29.5	—	—	—	—	—	—	—	—	29.5	—	71.3
Shares issued for PRIDES conversions	—	—	—	—	—	.4	2.2	3.8	—	—	6.4	—
Shares repurchased under repurchase authorizations	(.6)	(4.3)	(7.7)	(7.5)	(14.7)	(10.2)	(4.7)	(13.9)	(12.9)	(20.1)	(43.5)	(40.1)
Shares exchanged for stock award plans	(.4)	(.3)	(.8)	(.6)	(.2)	(.6)	(.4)	(.4)	(.2)	(2.1)	(1.6)	(2.7)
Other	—	—	—	—	—	.1	(.1)	.1	—	—	.1	(.4)

Ending Balance	632.4	601.9	605.1	610.0	615.0	628.9	636.7	637.8	646.7	632.4	615.0	646.7

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	.6	4.3	7.7	7.5	14.7	10.2	4.7	13.9	12.9	20.1	43.5	40.1
Average price per share of repurchased common shares	$37.02	$36.27	$36.12	$34.10	$32.69	$35.31	$33.73	$35.48	$37.86	$35.43	$34.31	$36.64
Total cost	$22.7	$155.8	$279.3	$256.1	$479.9	$358.6	$159.2	$494.0	$488.2	$713.9	$1,491.7	$1,468.7
Common shares remaining under authorization(2)	43.5	14.1	18.4	26.1	33.6	8.3	18.5	23.2	37.1

SELECTED RATIOS AND OTHER
Long-term debt to equity	180.75%	206.87%	257.94%	266.57%	245.54%	254.77%	258.93%	265.06%	224.13%
Long-term debt to total capitalization	64.38	67.41	72.06	72.72	71.06	71.81	72.14	72.61	69.15
Equity to assets	10.40	9.34	8.91	9.00	8.86	8.80	9.02	8.97	9.18
Tangible common equity to assets(3)	7.77	6.99	6.60	6.70	6.57	6.57	6.75	6.65	6.83

Minority interest(4)	$132	$129	$135	$132	$172	$171	$179	$239	$240

(1)	Fourth quarter 2006 risk-based capital is based upon preliminary data.

(2)	In December 2006, National City’s Board of Directors authorized the repurchase of an additional 30 million shares of issued and outstanding common stock.

(3)	Excludes goodwill and other intangible assets.

(4)	Included in other liabilities on the consolidated balance sheet.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Loan sale revenue	$122	$215	$285	$144	$193	$158	$258	$199	$153	$766	$808	$879
Loan servicing revenue	52	104	(21)	(44)	32	65	188	114	22	91	399	501
Deposit service charges	212	214	203	189	201	198	176	165	179	818	740	670
Insurance revenue	31	33	33	32	32	25	25	21	22	129	103	91
Trust and investment management fees	74	74	80	73	72	73	78	73	72	301	296	301
Card-related fees	29	29	26	30	28	31	29	22	23	114	110	88
Other service fees	47	35	37	32	32	34	33	26	33	151	125	113
Brokerage revenue	59	35	30	34	41	35	44	39	45	158	159	145
Leasing revenue	53	54	61	60	58	66	69	74	80	228	267	180
Derivative (losses) gains , net(1)	(13)	23	(11)	(6)	20	(1)	32	13	28	(7)	64	73
Principal investment gains (losses), net	30	30	24	34	24	14	9	10	10	118	57	69
Gain on divestitures	984	—	—	—	—	16	—	—	725	984	16	790
Payment processing revenue	—	—	—	—	1	—	1	—	23	—	2	409
All other	35	31	36	66	34	34	34	29	27	168	131	112

Total fees and other income	1,715	877	783	644	768	748	976	785	1,442	4,019	3,277	4,421
Bank stock fund	—	—	—	5	3	—	2	8	3	5	13	3
Other securities	(13)	—	1	7	6	(1)	3	6	8	(5)	14	16

Total securities (losses) gains , net	(13)	—	1	12	9	(1)	5	14	11	—	27	19

Total Noninterest Income	$1,702	$877	$784	$656	$777	$747	$981	$799	$1,453	$4,019	$3,304	$4,440

Memo:
Operating lease intangible amortization(2)	—	—	($1)	($2)	($4)	($5)	($7)	($8)	($9)	($3)	($24)	($20)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Salaries, benefits, and other personnel	$678	$649	$636	$641	$660	$654	$635	$611	$653	$2,604	$2,560	$2,363
Equipment	94	74	79	79	80	71	76	76	92	326	303	300
Net occupancy	78	73	74	73	72	71	72	72	69	298	287	254
Third-party services	95	87	91	79	96	81	80	75	102	352	332	350
Insurance expense	27	28	30	27	25	12	11	12	13	112	60	51
Telecommunications	19	18	20	18	20	21	20	21	22	75	82	85
Marketing and public relations	46	36	38	28	66	32	39	28	33	148	165	115
Leasing expense	42	38	42	43	45	25	52	57	57	165	179	126
Postage	18	21	19	22	18	22	21	22	21	80	83	83
Travel and entertainment	21	18	20	18	22	20	22	21	25	77	85	82
Supplies	14	16	15	15	14	14	16	16	19	60	60	65
State and local taxes	(9)	20	23	17	8	20	22	24	16	51	74	60
Intangible asset amortization	13	13	10	11	11	11	15	15	16	47	52	46
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	29	—	—	29	—
Impairment, fraud, and other losses, net	3	22	13	19	52	19	21	16	15	57	108	71
Card processing	7	8	6	7	6	5	5	5	13	28	21	190
All other	64	63	58	52	72	78	73	48	81	237	271	231

Total Noninterest Expense	$1,210	$1,184	$1,174	$1,149	$1,267	$1,156	$1,180	$1,148	$1,247	$4,717	$4,751	$4,472

Memo:
Merger integration costs	$7	$3	$2	—	$5	$9	$12	$19	$39	$12	$45	$74

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Personal Accounts:
DDA and NOW deposit fees	$9	$8	$9	$8	$9	$9	$9	$9	$10	$34	$36	$41
Savings and time deposit fees	2	3	3	3	3	3	3	3	3	11	12	12
Overdraft and NSF fees	99	103	94	81	89	92	73	62	71	377	316	261
Debit card interchange fees	31	31	29	30	29	28	26	25	25	121	108	88

Total personal account fees	141	145	135	122	130	132	111	99	109	543	472	402

Business accounts:
Deposit fees	6	5	6	5	5	7	6	9	10	22	27	33
Overdraft and NSF fees	12	14	13	12	12	14	9	8	8	51	43	30
Debit card interchange fees	4	4	5	3	4	3	3	3	3	16	13	11
Cash management fees	40	42	40	41	39	41	41	39	38	163	160	166

Total Business account fees	62	65	64	61	60	65	59	59	59	252	243	240

Other deposit service charges	9	4	4	6	11	1	6	7	11	23	25	28

Total Deposit Service Charges	$212	$214	$203	$189	$201	$198	$176	$165	$179	$818	$740	$670

CARD-RELATED FEES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$3	$3	$2	$4	$2	$3	$2	$12	$11	$8
Cash advance fees	3	2	1	2	1	1	1	1	1	8	4	4
Interchange fees	21	19	19	20	20	20	16	10	8	79	66	41
Reward programs and incentives	(11)	(11)	(10)	(9)	(10)	(8)	(8)	(7)	(7)	(41)	(33)	(28)
Debt cancellation and other fees	(1)	—	(1)	—	(2)	—	3	2	5	(2)	3	8

Total credit card fees	15	13	12	16	11	17	14	9	9	56	51	33

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	4	4	4
Home equity lines of credit	3	3	3	3	5	3	2	2	1	12	12	6
ATM fees	10	12	10	10	11	10	12	10	12	42	43	45

Total other card-related fees	14	16	14	14	17	14	15	13	14	58	59	55

Total Card-Related Fees	$29	$29	$26	$30	$28	$31	$29	$22	$23	$114	$110	$88

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Salaries and wages	$363	$355	$354	$352	$354	$361	$356	$351	$353	$1,424	$1,422	$1,347
Incentive compensation	218	218	204	171	201	229	209	170	207	811	809	774
Deferred personnel costs	(104)	(105)	(104)	(90)	(121)	(124)	(116)	(96)	(126)	(403)	(457)	(505)
Stock-based compensation	19	16	17	16	15	12	15	15	28	68	57	67
Payroll taxes	34	35	39	53	31	36	38	51	32	161	156	149
Contract labor	56	38	43	35	67	51	47	34	62	172	199	149
Medical and other benefits	38	43	46	48	38	45	45	47	31	175	175	166
Retirement plans	18	21	22	28	16	20	20	26	19	89	82	81
Market valuation adjustments on deferred compensation liabilities	18	10	(1)	15	6	9	7	(6)	18	42	16	32
Severance and other	18	18	16	13	53	15	14	19	29	65	101	103

Total Salaries, Benefits, and Other Personnel Expense	$678	$649	$636	$641	$660	$654	$635	$611	$653	$2,604	$2,560	$2,363

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Line of business staff:
Consumer and Small Business Financial Services	12,882	12,764	12,780	12,488	12,315	12,700	12,980	12,822	12,714
Wholesale Banking	2,454	2,459	2,427	2,458	2,498	2,499	2,468	2,418	2,351
National City Mortgage	6,804	6,837	7,088	7,305	7,673	7,831	7,956	7,970	7,814
National Consumer Finance
First Franklin Financial Corporation(2)	—	2,475	2,451	2,406	2,571	2,716	2,598	2,392	2,391
National City Home Loan Services(2)	—	593	579	518	510	442	398	341	325
National Home Equity	433	440	469	484	503	514	497	448	414
National Recreation Finance	—	1	10	52	56	65	64	65	64

Total National Consumer Finance	433	3,509	3,509	3,460	3,640	3,737	3,557	3,246	3,194
Asset Management	1,510	1,486	1,518	1,520	1,506	1,518	1,570	1,527	1,519

Corporate support staff(3) (4)	7,187	6,566	6,629	6,617	6,638	6,848	6,962	7,125	7,638

Total Employees	31,270	33,621	33,951	33,848	34,270	35,133	35,493	35,108	35,230

(1)	Represents period-end, active, full-time equivalent employees.

(2)	First Franklin and NCHLS business units were sold in December 2006.

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(4)	Includes 688 full-time equivalent employees associated with Harbor Federal acquisition not yet assigned to business units.
NCM FULL-TIME EQUIVALENT EMPLOYEES(1)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

NCM:
Loan origination — commission	2,462	2,566	2,590	2,577	2,565	2,650	2,731	2,782	2,674
Loan origination — non-commission	2,542	2,444	2,605	2,664	2,903	2,985	3,045	3,003	3,017

Total loan origination	5,004	5,010	5,195	5,241	5,468	5,635	5,776	5,785	5,691
Loan servicing	738	752	785	812	842	848	813	817	800
Indirect production	815	815	830	880	998	983	995	1,003	974
Corporate overhead and other	247	260	278	372	365	365	372	365	349

Total NCM FTEs	6,804	6,837	7,088	7,305	7,673	7,831	7,956	7,970	7,814

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,094	$1,188	$1,023
Provision for loan losses	325	70	62	32	136	68	19	77	108	489	300	339
Allowance related to loans acquired, sold, or securitized	21	(10)	2	(4)	(12)	(2)	(1)	1	6	9	(14)	172
Reinsurance payments(1)	(19)	—	—	—	—	—	—	—	—	(19)	—	—
Charge-offs:
Commercial	40	37	28	45	59	27	31	43	60	150	160	170
Commercial construction	8	1	2	—	—	2	—	2	10	11	4	12
Commercial real estate	6	2	5	7	8	11	8	5	8	20	32	23
Residential real estate	52	82	47	46	37	26	29	42	34	227	134	126
Home equity lines of credit	23	20	15	21	17	10	8	7	8	79	42	27
Credit card and other unsecured lines of credit	26	20	20	28	39	33	30	28	25	94	130	109
Other consumer	15	12	11	26	30	24	20	26	28	64	100	104

Total charge-offs	170	174	128	173	190	133	126	153	173	645	602	571

Recoveries:
Commercial	13	15	10	16	20	20	25	32	42	54	97	101
Commercial construction	—	—	—	—	2	—	—	—	1	—	2	1
Commercial real estate	3	2	1	2	3	2	2	3	3	8	10	13
Residential real estate	14	23	19	12	14	13	12	17	10	68	56	52
Home equity lines of credit	4	5	5	4	2	2	2	2	2	18	8	10
Credit card and other unsecured lines of credit	3	3	4	6	3	3	4	2	2	16	12	8
Other consumer	5	9	13	12	8	10	9	10	9	39	37	40

Total recoveries	42	57	52	52	52	50	54	66	69	203	222	225

Net charge-offs	128	117	76	121	138	83	72	87	104	442	380	346

Ending loan loss allowance	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188	$1,131	$1,094	$1,188

Memo:
Net charge-offs on:
Securitized credit cards	$13	$15	$14	$7	$24	$14	$20	$18	$19	$49	$76	$76
Managed credit cards	27	24	24	20	48	34	38	36	35	95	156	147
Securitized automobile loans	5	4	3	4	3	3	3	3	4	16	12	12
Managed automobile loans(2)	4	4	1	8	13	10	8	11	14	17	42	46
Securitized home equity loans	—	—	—	—	—	—	—	1	—	—	1	—
Managed home equity loans(3)	24	20	13	26	21	13	11	13	10	83	58	35

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.35%	.30%	.26%	.42%	.56%	.09%	.10%	.18%	.30%	.33%	.23%	.31%
Commercial construction	.74	.10	.22	(.03)	(.16)	.22	.06	.26	1.19	.28	.09	.41
Commercial real estate	.15	(.02)	.12	.17	.13	.33	.19	.08	.18	.11	.18	.09
Residential real estate	.62	.82	.35	.43	.29	.16	.20	.34	.31	.54	.25	.26
Home equity lines of credit	.50	.38	.22	.35	.28	.13	.11	.11	.10	.36	.16	.11
Credit card and other unsecured lines of credit	3.21	2.57	2.62	3.45	5.86	4.82	4.64	4.48	3.92	2.96	4.96	4.41
Other consumer	.73	.26	(.15)	.93	1.33	.78	.54	.76	.91	.44	.83	.85

Total Net Charge-offs	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.35%	.41%	.44%	.36%	.39%

Memo:
Securitized credit cards	3.96%	4.04%	3.89%	2.66%	7.57%	4.75%	5.92%	5.04%	5.29%	3.71%	5.81%	5.27%
Managed credit cards	4.32%	4.04%	4.02%	3.45%	7.95%	5.70%	6.44%	6.08%	5.69%	3.96%	6.54%	5.96%
Securitized automobile loans	1.11%	.96%	.64%	.59%	.98%	1.92%	1.37%	1.67%	1.72%	.79%	1.40%	1.13%
Managed automobile loans(2)	1.04%	.73%	.05%	1.25%	1.65%	1.25%	.94%	1.24%	1.44%	.77%	1.26%	1.15%
Securitized home equity loans	—	—	—	2.81%	5.29%	2.45%	2.12%	5.37%	1.07%	2.40%	3.73%	1.47%
Managed home equity loans(3)	.38%	.31%	.18%	.38%	.30%	.17%	.17%	.21%	.16%	.31%	.21%	.18%

LENDING-RELATED COMMITMENTS ALLOWANCE(4)
Beginning lending-related commitment allowance	$80	$77	$79	$84	$88	$100	$93	$100	$127	$84	$100	$102
Allowance related to commitments acquired	—	—	—	—	—	—	—	—	—	—	—	14
Net provision for credit losses	(2)	3	(2)	(5)	(4)	(12)	7	(7)	(27)	(6)	(16)	(16)

Ending lending-related commitment allowance	$78	$80	$77	$79	$84	$88	$100	$93	$100	$78	$84	$100

Memo:
Total Provision for Credit Losses	$323	$73	$60	$27	$132	$56	$26	$70	$81	$483	$284	$323

(1)	Represents cash payments to third parties for reinsurance claims on second lien nonconforming mortgage loans.

(2)	Represents managed portfolio of indirect prime automobile loans

(3)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(4)	Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

NONPERFORMING ASSETS
Commercial	$124	$142	$178	$165	$181	$169	$142	$158	$161
Commercial construction	38	55	36	27	20	28	28	13	12
Commercial real estate	111	97	108	117	114	111	118	110	102
Residential real estate:
National City Mortgage	77	79	82	86	96	100	106	116	108
First Franklin	65	62	60	62	52	51	51	59	54
Other(1)	85	35	25	26	27	23	26	25	26

Total real estate — residential	227	176	167	174	175	174	183	200	188

Total nonperforming portfolio loans	500	470	489	483	490	482	471	481	463
Other real estate owned (OREO):
Commercial	1	—	2	2	5	3	4	3	5
Residential real estate:
National City Mortgage(2)	105	88	78	77	26	28	28	30	32
First Franklin	116	104	84	69	58	52	47	50	47
Other	4	3	1	1	1	1	1	2	2

Total real estate — residential	225	195	163	147	85	81	76	82	81

Other	3	2	2	2	7	8	11	5	3
Total OREO	229	197	167	151	97	92	91	90	89
Mortgage loans held for sale and other	3	22	11	13	9	11	10	7	11

Total Nonperforming Assets	$732	$689	$667	$647	$596	$585	$572	$578	$563

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	17%	21%	27%	27%	30%	28%	24%	28%	29%
Commercial construction	5	8	5	4	3	5	5	2	2
Commercial real estate	15	14	16	18	19	19	21	19	18
Residential real estate:
National City Mortgage	11	11	12	13	16	17	18	20	19
First Franklin	9	9	9	9	9	9	9	10	9
Other	12	5	4	4	5	4	5	4	5

Total real estate — residential	32	25	25	26	30	30	32	34	33

Total nonperforming portfolio loans	69	68	73	75	82	82	82	83	82
Other real estate owned (OREO):
Commercial	—	—	—	—	1	1	1	1	1
Residential real estate:
National City Mortgage(2)	15	13	12	12	4	5	5	6	6
First Franklin	16	15	12	11	10	9	8	8	8
Other	—	—	—	—	—	—	—	—	—

Total real estate — residential	31	28	24	23	14	14	13	14	14

Other	—	1	1	—	1	1	2	1	1
Total OREO	31	29	25	23	16	16	16	16	16
Mortgage loans held for sale and other	—	3	2	2	2	2	2	1	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.76%	.74%	.66%	.63%	.56%	.54%	.53%	.56%	.56%
Nonperforming assets to period-end total assets	.52	.50	.47	.46	.42	.40	.40	.41	.40
Loan loss allowance to nonperforming portfolio loans	226.13	198.25	202.14	207.14	223.11	230.08	238.64	245.11	256.92
Loan loss allowance to period-end portfolio loans	1.18	1.00	.98	.98	1.03	1.02	1.05	1.15	1.19
Loan loss allowance (period-end) to annualized net charge-offs	223.38	200.10	326.17	204.29	199.42	336.67	391.50	330.46	290.31

(1)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

(2)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$31	$73	$51	$35	$36	$61	$51	$59	$44
Commercial construction	9	10	—	2	5	9	10	6	12
Commercial real estate	18	16	17	5	9	37	32	39	29
Residential real estate:
National City Mortgage and other	141	137	109	110	118	122	123	162	168
First Franklin	567	501	407	365	392	309	273	267	298
National Home Equity	—	—	—	—	—	—	—	—	1

Total real estate — residential	708	638	516	475	510	431	396	429	467

Home equity lines of credit	37	24	21	20	23	17	11	10	10
Credit card and other unsecured lines of credit	35	24	21	20	20	23	22	22	21
Other consumer	11	11	8	8	17	14	13	9	13
Mortgage loans held for sale and other	89	53	40	29	16	20	10	19	25

Total Loans 90+ Days Past Due	$938	$849	$674	$594	$636	$612	$545	$593	$621

TEN LARGEST NONPERFORMING ASSETS AS OF DECEMBER 31, 2006
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets

Real estate	Real Estate - Single Family Housing Construction	Residential Real Estate	$46	6.3%
Industrial	Air Transportation	Commercial	30	4.1%
Real estate	Real Estate - Non-Residential Buildings & Single Family Housing	Commercial Real Estate	19	2.6%
Real estate	Real Estate - Multifamily Housing	Commercial Real Estate	17	2.3%
Consumer cyclical	Automobile - Retail & Service (New & Used)	Commercial	12	1.7%
Real estate	Real Estate - Single Family Housing Construction	Residential Real Estate	10	1.4%
Real estate	Real Estate - Single Family Housing, Subdivider & Developer	Residential Real Estate	9	1.2%
Consumer cyclical	Hotels, Motels, Inns and Gaming	Commercial Real Estate	9	1.2%
Real estate	Retail Real Estate	Commercial Construction	9	1.2%
Real estate	Real Estate - Multifamily Housing	Commercial Real Estate	6	0.8%

			$167	22.8%

Total nonperforming assets			$732	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.76%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF DECEMBER 31, 2006
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,619	29%	$.9	$58
Consumer cyclical	8,463	18%	1.0	95
Consumer noncyclical	5,781	12%	1.3	62
Industrial	6,655	14%	.6	37
Basic materials	3,748	8%	1.7	42
Financial	3,310	7%	1.8	68
Services	1,989	4%	.5	85
Energy and utilities	946	2%	1.4	27
Technology	896	2%	3.7	30
Miscellaneous	2,348	4%	.3	44

Total commercial, commercial real estate and commercial construction	$47,755	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

Average Total Deposits (1)	$56,782	$56,395	$56,156	$54,994	$54,440	$53,815	$53,188	$52,303	$51,783	$56,088	$53,443	$49,701

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$2,948	$3,016	$3,174	$3,203	$3,123	$3,221	$3,367	$3,378	$3,251	$3,084	$3,271	$3,225
Number of accounts(3)	1,703	1,723	1,717	1,726	1,737	1,765	1,764	1,753	1,748

Interest Bearing Checking
Average total balance	$8,110	$8,047	$8,188	$8,015	$7,929	$7,906	$8,078	$8,065	$8,074	$8,090	$7,994	$8,169
Number of accounts(3)	1,134	1,108	1,061	1,008	969	938	897	856	844

Money Market Savings
Average total balance	$13,884	$13,742	$13,764	$13,574	$13,299	$13,535	$13,869	$14,078	$14,124	$13,742	$13,693	$14,253
Number of accounts(3)	985	948	888	836	779	748	710	659	584

Regular savings
Average total balance	$1,556	$1,659	$1,792	$1,830	$1,895	$2,012	$2,140	$2,156	$2,161	$1,708	$2,050	$2,178
Number of accounts(3)	534	556	583	607	634	663	696	728	760

Business Deposits:
Average total balance	$8,723	$8,593	$8,403	$8,272	$8,732	$8,494	$8,130	$7,948	$8,154	$8,499	$8,329	$7,519
Number of accounts(3)	404	402	395	390	387	385	382	376	376

Time Deposits:
Average total balance	$21,450	$21,237	$20,744	$20,024	$19,398	$18,595	$17,551	$16,624	$15,961	$20,868	$18,051	$14,311
Number of accounts(3)	1,050	1,053	1,039	1,022	1,005	985	967	930	902

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	6,179	7,715	6,878	8,347	5,881	8,171	5,034	5,344	6,404
Other(5)	6,077	6,341	6,010	3,589	2,923	4,331	4,420	3,966	4,472
Home equity(6) and other lines of credit	17,735	18,357	20,030	14,931	17,037	21,603	22,149	16,994	20,807

Total Consumer Loan Originations	29,991	32,413	32,918	26,867	25,841	34,105	31,603	26,304	31,683

BANK BRANCHES
Traditional	1,268	1,218	1,210	1,195	1,185	1,182	1,179	1,174	1,179
In-store	35	35	35	35	35	35	42	43	43

Total Bank Branches	1,303	1,253	1,245	1,230	1,220	1,217	1,221	1,217	1,222

ATMs	2,013	1,960	1,968	1,949	1,935	1,930	1,933	1,928	1,948

Online Banking Customers	1,680,939	1,572,084	1,462,992	1,359,249	1,276,855	1,224,089	1,135,539	1,062,707	1,014,403

SELECTED LOAN METRICS
Student loans (other consumer)(7)
End of period balances	$702	$646	$314	$1,167	$855	$748	$263	$1,138	$872
Average balances	617	463	1,075	1,118	755	472	913	1,105	713	$816	$810	$769
Principal balance of loans sold	167	161	1,013	112	199	68	992	68	89	1,453	1,327	1,142
Gain on loan sales	1	1	16	—	1	1	11	1	—	18	14	16

National City Card Services (NCCS)
Average balances:
Credit cards	$1,080	$897	$845	$1,289	$1,095	$1,192	$972	$971	$994	$1,027	$1,058	$1,006
Securitized credit cards (8)	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,450	1,450	1,325	1,307	1,450

Total Average Managed NCCS Credit Cards	$2,442	$2,347	$2,295	$2,324	$2,335	$2,357	$2,348	$2,421	$2,444	$2,352	$2,365	$2,456

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Includes loans held in portfolio and loans held for sale.

(8)	Securitized credit cards are managed by this C&SBFS business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$60,468	$59,217	$62,669	$65,010	$65,084	$63,288	$63,606	$65,649	$60,322	$65,010	$65,649	$59,708
Acquisitions	—	—	—	—	—	—	—	—	257	—	—	4,120
Estimated change due to market impact	1,377	2,140	(693)	1,984	974	942	1,123	(401)	113	4,808	2,638	703
Other activity, net	(476)	(889)	(2,759)	(4,325)	(1,048)	854	(1,441)	(1,642)	4,957	(8,449)	(3,277)	1,118

Value at end of period	61,369	60,468	59,217	62,669	65,010	65,084	63,288	63,606	65,649	61,369	65,010	65,649

Non-managed assets:
Value at beginning of period	50,910	48,261	48,018	42,750	42,151	42,239	42,490	43,128	47,327	42,750	43,128	52,139
Acquisitions	—	—	—	—	—	—	—	—	137	—	—	6,901
Divestiture(1)	—	—	—	—	—	—	—	—	—	—	—	(10,805)
Estimated change due to market impact	1,762	1,722	96	1,226	452	670	367	(818)	2,917	4,806	671	3,080
Other activity, net	(1,849)	927	147	4,042	147	(758)	(618)	180	(7,253)	3,267	(1,049)	(8,187)

Value at end of period	50,823	50,910	48,261	48,018	42,750	42,151	42,239	42,490	43,128	50,823	42,750	43,128

Total assets at end of period	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777	$112,192	$107,760	$108,777

Proprietary mutual fund assets (included above)	$12,672	$11,946	$11,848	$12,198	$12,213	$11,900	$12,254	$12,444	$13,483

Assets under administration represented by:

Type of investment:
Money market and other	$30,197	$27,640	$27,579	$22,500	$23,645	$23,528	$23,451	$24,128	$24,341
Equity	57,058	54,545	55,723	59,684	59,268	58,261	56,959	57,114	59,057
Fixed income	24,937	29,193	24,176	28,503	24,847	25,446	25,117	24,854	25,379

Total	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777

Type of business:
Investment management and personal trust	$59,307	$56,582	$54,999	$57,207	$57,657	$56,715	$55,613	$55,454	$54,074
Corporate trust	15,469	16,909	18,196	14,826	11,994	13,200	12,388	12,958	13,380
Retirement plan services	17,146	17,430	14,698	18,540	18,186	17,649	17,853	17,530	18,459
Charitable and endowment	8,825	8,659	8,513	8,758	8,746	8,580	8,530	8,740	11,318
Other	11,445	11,798	11,072	11,356	11,177	11,091	11,143	11,414	11,546

Total	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096	$108,777

Percentage of assets under administration represented by:

Type of investment:
Money market and other	27%	25%	26%	20%	22%	22%	22%	23%	23%
Equity	51%	49%	52%	54%	55%	54%	54%	54%	54%
Fixed income	22%	26%	22%	26%	23%	24%	24%	23%	23%

Type of business:
Investment management and personal trust	53%	51%	51%	52%	54%	53%	53%	52%	50%
Corporate trust	14%	15%	17%	13%	11%	12%	12%	12%	12%
Retirement plan services	15%	16%	14%	17%	17%	17%	17%	17%	17%
Charitable and endowment	8%	8%	8%	8%	8%	8%	8%	8%	10%
Other	10%	10%	10%	10%	10%	10%	10%	11%	11%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$10	$14	$26	$14	$18	$12	$12	$5	$20	$64	$47	$33
Commercial	(1)	1	26	—	—	—	—	—	—	26	—	—
Residential real estate:
National City Mortgage (NCM)	81	101	84	59	114	102	155	117	79	325	488	391
First Franklin	(34)	62	113	60	70	41	79	74	51	201	264	417
National Home Equity loans (NHE)	38	16	10	—	—	—	—	—	—	64	—	—

Total residential real estate	85	179	207	119	184	143	234	191	130	590	752	808
Other consumer loans:
National Home Equity lines of credit (NHE)	23	17	5	4	18	—	—	—	—	49	18	—
Automobile	—	—	1	3	(29)	—	—	—	—	4	(29)	9
Credit card	4	3	4	4	1	2	1	2	3	15	6	13
Student	1	1	16	—	1	1	11	1	—	18	14	16

Total Loan Sale Revenue	$122	$215	$285	$144	$193	$158	$258	$199	$153	$766	$808	$879

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$2	$3	$3	$2	$1	$4	$4	$2	$3	$10	$11	$3
Residential real estate:
National City Mortgage	(19)	56	(88)	(86)	14	33	154	82	(17)	(137)	283	374
NCHLS (First Franklin portfolio)	23	12	16	13	2	7	4	6	4	64	19	13
Other	—	—	—	—	—	—	—	—	3	—	—	8

Total residential real estate	4	68	(72)	(73)	16	40	158	88	(10)	(73)	302	395
Other consumer loans	46	33	48	27	15	21	26	24	29	154	86	103

Total Loan Servicing Revenue, net	$52	$104	($21)	($44)	$32	$65	$188	$114	$22	$91	$399	$501

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$166	$158	$153	$148	$139	$133	$130	$130	$128	$625	$532	$499
Servicing asset valuation changes due to time decay and payoffs(2)	(102)	(99)	(110)	(93)	(129)	(136)	(128)	(112)	(128)	(404)	(505)	(493)
Other servicing asset valuation changes(3)	(30)	(318)	209	193	221	342	(333)	242	119	54	472	84
(Losses) gains on derivatives and securities used to hedge servicing assets	(30)	327	(268)	(321)	(215)	(299)	489	(172)	(129)	(292)	(197)	304
Implementation of new prepayment model	—	—	(56)	—	—	—	—	—	—	(56)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	1

Total residential real estate servicing revenue, net	$4	$68	($72)	($73)	$16	$40	$158	$88	($10)	($73)	$302	$395

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(3)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$19,051	$17,694	$18,504	$18,302	$16,938	$23,380	$26,724	$24,400	$24,311	$73,551	$91,442	$106,521

Originations:
Retail	$6,740	$6,860	$7,490	$6,195	$7,425	$9,284	$9,032	$7,254	$8,057	$27,285	$32,995	$33,023
Wholesale	4,637	3,573	3,939	3,683	4,626	7,334	6,356	7,720	8,355	15,832	26,036	32,641
Less: loan originations for other units (NHE) and portfolio	(1,217)	(1,166)	(1,239)	(1,137)	(1,283)	(1,538)	(1,671)	(1,227)	(1,343)	(4,759)	(5,719)	(5,121)

Total originations for sale	$10,160	$9,267	$10,190	$8,741	$10,768	$15,080	$13,717	$13,747	$15,069	$38,358	$53,312	$60,543

Percentage of originations represented by:
Refinances	57%	49%	45%	53%	51%	51%	48%	57%	55%	51%	52%	54%
Government loans	6%	7%	8%	7%	6%	6%	7%	8%	10%	7%	7%	14%
Adjustable-rate loans	30%	36%	36%	35%	32%	26%	39%	38%	33%	34%	34%	32%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	16%	16%	17%	19%	20%	19%	18%	19%	18%	17%	19%	19%
Maryland	9%	8%	8%	8%	9%	9%	9%	9%	9%	8%	9%	8%
Virginia	8%	9%	10%	9%	9%	9%	10%	9%	8%	9%	9%	9%
Illinois	7%	8%	7%	6%	5%	5%	6%	6%	6%	7%	6%	6%
Texas	5%	—	—	—	5%	5%	5%	7%	6%	—	5%	6%
Florida	—	5%	5%	5%	—	—	—	—	—	5%	—	—

LOAN SALES:
Loans sold servicing retained	$7,011	$7,410	$7,584	$8,236	$10,789	$13,114	$12,329	$13,088	$12,604	$30,241	$49,320	$58,793
Loans sold servicing released	1,153	1,010	738	527	608	498	473	418	500	3,428	1,997	1,514

Total Loan Sales	$8,164	$8,420	$8,322	$8,763	$11,397	$13,612	$12,802	$13,506	$13,104	$33,669	$51,317	$60,307

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$75	$94	$89	$81	$109	$94	$123	$112	$128	$339	$438	647
Estimated effect of delayed delivery(2)	(6)	(8)	(12)	(16)	(20)	(25)	(29)	(37)	(42)	(42)	(111)	(230)
Hedge results(3)	(5)	14	3	(13)	10	10	45	23	3	(1)	88	(18)
Disallowed valuation adjustments(4)	9	(3)	(2)	(1)	(2)	7	(3)	11	(15)	3	13	(34)
Other (5)	8	4	6	8	17	16	19	8	5	26	60	26

Total Loan Sale Revenue	$81	$101	$84	$59	$114	$102	$155	$117	$79	$325	$488	$391

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	.92%	1.11%	1.07%	.93%	.96%	.69%	.96%	.83%	.98%	1.01%	.85%	1.07%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004
NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,099	$2,394	$2,235	$2,008						$2,008
Cumulative effect adjustment	—	—	—	26						26
Acquisitions	5	—	—	—						5
Additions	100	96	108	90						394
Time decay(2)	(15)	(14)	(14)	(15)						(58)
Payoffs(3)	(73)	(75)	(88)	(72)						(308)
Changes in model valuation inputs or assumptions(4)	(22)	(302)	209	198						83
Implementation of new prepayment model	—	—	(56)	—						(56)

Carrying Value (Fair Value) at End of Period	$2,094	$2,099	$2,394	$2,235						$2,094

Periods prior to adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period					$1,778	$1,451	$1,817	$1,597	$1,465		$1,597	$1,301
Additions					142	135	111	142	119		530	608
Amortization					(123)	(132)	(126)	(111)	(128)		(492)	(493)
SFAS 133 hedge basis adjustments					229	325	(351)	190	143		393	189
Sales					—	(1)	—	(1)	(2)		(2)	(8)

Carrying value before valuation allowance at end of period					$2,026	$1,778	$1,451	$1,817	$1,597		$2,026	$1,597

Valuation allowance at beginning of period					($19)	($36)	($55)	($107)	($83)		($107)	($2)
Impairment recoveries (charges)					1	17	19	52	(24)		89	(105)

Valuation allowance at end of period					($18)	($19)	($36)	($55)	($107)		($18)	($107)

Net Carrying Value of MSRs at End of Period					$2,008	$1,759	$1,415	$1,762	$1,490		$2,008	$1,490

Fair Value at End of Period					$2,034	$1,783	$1,451	$1,806	$1,502		$2,034	$1,502

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.29%	1.29%	1.49%	1.39%	1.26%	1.11%	.90%	1.14%	.98%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.29%	1.29%	1.49%	1.39%	1.27%	1.13%	.92%	1.16%	.99%

Servicing asset capitalization rate	1.43%	1.30%	1.42%	1.09%	1.32%	1.03%	.90%	1.08%	.94%

Servicing prepayment rate (annualized)	14%	13%	15%	14%	20%	26%	24%	22%	25%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$159,580	$152,367	$141,146
Acquisitions	394	—	—	—	—	—	—	—	—	394	—	—
Additions	7,011	7,410	7,584	8,236	10,789	13,114	12,329	13,088	12,604	30,241	49,320	58,793
Payments	(5,672)	(5,346)	(6,197)	(5,764)	(7,907)	(10,616)	(9,382)	(8,801)	(9,680)	(22,979)	(36,706)	(40,807)
Other reductions(5)	(1,671)	(958)	(1,274)	(1,069)	(1,341)	(1,397)	(1,096)	(1,567)	(886)	(4,972)	(5,401)	(6,765)

Ending balance	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367	$162,264	$159,580	$152,367

Servicing portfolio composition (UPB):
Conventional	$98,396	$94,644	$98,058	$97,689	$95,819	$94,712	$93,851	$93,449	$93,044
Government	19,973	20,497	20,901	21,070	21,786	23,019	24,095	25,521	26,158
Jumbo and other	43,895	47,061	42,137	42,224	41,975	40,308	38,992	36,117	33,165

Total mortgage loans serviced for third parties	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367

Servicing portfolio metrics:
Number of loans	1,034,009	1,034,008	1,037,118	1,044,182	1,059,418	1,060,862	1,070,096	1,071,996	1,065,670
Average loan size	$156,927	$156,867	$155,330	$154,171	$150,630	$148,972	$146,658	$144,671	$142,978
Weighted-average note rate	5.91%	5.87%	5.83%	5.80%	5.78%	5.76%	5.77%	5.78%	5.80%
Weighted-average servicing fee	29 bps	29 bps	29 bps	29 bps	29 bps	30 bps	30 bps	30 bps	30 bps
Weighted-average age in months	31	29	27	26	24	23	22	20	19
Default rate(6)	3.57%	3.19%	2.79%	2.34%	3.81%	3.44%	3.52%	3.22%	3.94%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN SALE AND SERVICING DATA(5)
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004
FIRST FRANKLIN ORIGINATION AND SALE DATA

Production Data:
Applications (related to loans to be held in portfolio and sold)	$13,064	$12,764	$12,068	$9,989	$11,416	$14,213	$14,228	$10,733	$11,311	$47,885	$50,590	$49,987

Originations:
Total First Franklin loan originations	$7,872	$7,742	$6,776	$5,578	$7,110	$8,786	$8,059	$5,605	$6,953	$27,968	$29,560	$29,151
Less: portfolio loan originations	—	(1)	(1)	(880)	(1,437)	(1,858)	(3,235)	(1,662)	(2,594)	(882)	(8,192)	(9,598)

Total originations for sale	$7,872	$7,741	$6,775	$4,698	$5,673	$6,928	$4,824	$3,943	$4,359	$27,086	$21,368	$19,553

Origination statistics:
Weighted-average note rate	8.11%	8.41%	8.27%	8.14%	7.77%	7.20%	7.04%	7.00%	6.91%	8.24%	7.25%	6.83%
Weighted-average credit score(1)	655	649	651	652	654	658	656	652	653	652	655	653

Percentage of total originations represented by:
Refinances	36%	27%	26%	34%	33%	28%	31%	38%	35%	31%	32%	34%
Adjustable-rate loans	67%	65%	74%	74%	77%	79%	79%	81%	78%	70%	79%	78%
Interest-only	22%	23%	31%	35%	46%	54%	52%	51%	50%	27%	51%	45%

LOAN SALES(2):
Loans sold servicing retained	$7,548	$6,795	$4,235	$4,215	$6,621	$5,578	$2,328	$1,876	$1,919	$22,793	$16,403	$1,919
Loans sold servicing released	—	868	1,928	—	—	—	1,818	2,596	2,277	2,796	4,414	17,163

Total Loan Sales	$7,548	$7,663	$6,163	$4,215	$6,621	$5,578	$4,146	$4,472	$4,196	$25,589	$20,817	$19,082

Total loan sale revenue	(34)	62	113	60	70	41	79	74	51	201	264	417
Gain on sale percentage(3)	1.83%	2.08%	2.28%	2.09%	2.07%	2.14%	2.79%	2.60%	3.00%	2.06%	2.34%	3.73%

NCHLS (FIRST FRANKLIN) MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period	$165	$147	$127	$108						$108
Cumulative effect adjustment	—	—	—	—						—
Additions	78	45	28	30						181
Subtractions from sale of servicing rights (5)	(223)	—	—	—						(223)
Time decay(6)	(2)	(1)	(2)	(1)						(6)
Payoffs(7)	(11)	(9)	(6)	(5)						(31)
Changes in model valuation inputs or assumptions(8)	(7)	(17)	—	(5)						(29)

Carrying Value (Fair Value) at End of Period	—	$165	$147	$127						—

Periods prior to adoption of fair value accounting under SFAS 156(4):
Carrying value at beginning of period					$79	$40	$25	$15	—		$15	—
Additions					52	42	17	11	$15		122	$15
Amortization					(8)	(3)	(2)	(1)	—		(14)	—

Carrying value before valuation allowance at end of period					$123	$79	$40	$25	$15		$123	$15

Valuation allowance at beginning of period					($2)	($1)	—	—	—		—	—
Impairment charges					(13)	(1)	($1)	—	—		($15)	—

Valuation allowance at end of period					($15)	($2)	($1)	—	—		($15)	—

Net Carrying Value of MSRs at End of Period					$108	$77	$39	$25	$15		$108	$15

Fair Value at End of Period					$108	$77	$39	$28	$15

NCHLS (FIRST FRANKLIN) SERVICING DATA(5):
Rollforward of servicing portfolio (UPB):
Beginning balance	$28,626	$23,288	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913	—	$16,909	$1,913	—
Additions	11,438	6,795	4,235	4,215	6,621	5,578	2,328	1,876	$1,919	26,683	16,403	$1,919
Payments	(2,188)	(1,457)	(1,179)	(859)	(670)	(424)	(246)	(67)	(6)	(5,683)	(1,407)	(6)
Sale	(37,876)	—	—	—	—	—	—	—	—	(37,876)	—	—
Other reductions	—	—	—	(33)	—	—	—	—	—	(33)	—	—

Ending balance	—	$28,626	$23,288	$20,232	$16,909	$10,958	$5,804	$3,722	$1,913	—	$16,909	$1,913

(1)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(2)	Excludes sales from the First Franklin portfolio.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable.

(4)	On 1/1/06, National City adopted SFAS 156 and elected fair value accounting for mortgage servicing rights generated from National City Mortgage and First Franklin loan sales.

(5)	The First Franklin nonconforming mortgage origination, sales, and related servicing platforms were sold in December 2006.

(6)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(7)	Represents decrease in MSR value associated with loans that paid off during the period.

(8)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

Unaudited
National City Corporation
FIRST FRANKLIN PORTFOLIO STATISTICS(1)
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

PORTFOLIO STATISTICS(2)

Period-end portfolio balance	$7,480	$8,302	$16,583	$18,254	$18,681	$19,490	$18,880	$18,131	$18,260
Average portfolio balance	7,943	13,585	17,530	18,629	18,978	19,614	18,497	18,425	18,393	$14,390	$18,882	$16,944
Weighted-average note rate	7.98%	7.83%	7.48%	7.34%	7.18%	6.97%	6.81%	6.77%	6.76%
Weighted-average loan size	$92,690	$95,025	$102,939	$106,513	$110,417	$116,404	$122,336	$124,384	$126,680
Weighted-average credit score(3)(4)	629	635	645	647	652	652	651	648	648
First-lien weighted-average loan-to-value ratio(5)	77.70%	77.92%	77.31%	77.48%	77.57%	77.66%	77.66%	77.64%	77.78%

By loan purpose:
Purchase	78%	78%	74%	74%	72%	71%	70%	69%	69%
Cash out refinancing	18%	18%	21%	21%	22%	23%	24%	24%	24%
Rate and term refinancing	4%	4%	5%	5%	6%	6%	6%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	98%	98%	97%	97%	96%	96%	96%	96%	96%
Adjustable-rate loans	54%	57%	56%	59%	61%	65%	68%	69%	70%
Interest-only loans	26%	28%	26%	27%	28%	29%	28%	26%	24%
Second lien(6)	30%	29%	22%	21%	18%	15%	11%	10%	9%

Geographic Mix — Top Five States
California	28%	29%	29%	30%	31%	32%	34%	36%	37%
Florida	7%	6%	7%	7%	7%	7%	7%	7%	7%
Texas	6%	6%	6%	6%	6%	5%	5%	5%	5%
Georgia	4%	4%	—	—	—	—	—	—	—
Illinois	4%	4%	—	—	—	—	—	—	—

Net Charge-offs	$17	$40	$16	$19	$10	$7	$6	$7	$4	$92	$30	$22

Net charge-offs as a percentage of average portfolio loans	.84%	1.15%	.37%	.41%	.20%	.14%	.14%	.15%	.10%	.64%	.16%	.13%

Nonperforming assets:
Nonperforming loans	$65	$61	$59	$61	$51	$50	$49	$57	$53
Other real estate owned	116	95	77	64	54	47	44	46	41

Total	$181	$156	$136	$125	$105	$97	$93	$103	$94

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	2.38%	1.85%	.82%	.68%	.56%	.49%	.49%	.57%	.51%

Loans 90+ days past due	$566	$500	$405	$364	$391	$307	$271	$265	$295

Portfolio delinquency rate	20.92%	16.84%	9.84%	7.40%	8.35%	6.80%	6.18%	5.78%	6.39%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (7)	$2,376	$2,931	$3,304	$3,736	$4,041	$4,453	$5,025	—	—
First liens with lender paid mortgage insurance (8)	1,875	2,029	2,135	2,207	1,582	857	—	—	—
Second liens with lender paid mortgage insurance (8)	2,200	2,445	3,563	3,632	3,273	2,724	1,985	$1,661	$1,908

(1)	Represent nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6)	Second lien positions are not included in the loan-to-value calculations.

(7)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(8)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans. A subsidiary of the corporation provides reinsurance to the third parties who insure second liens.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

	2006				2005				2004	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2006	2005	2004

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,611	$2,580	$2,754	$2,649	$2,750	$4,045	$4,369	$3,057	$3,195	$10,594	$14,221	$11,483
Home equity loans (HELOAN)(2)	1,197	1,050	829	328	274	331	270	233	191	3,404	1,108	857

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	735	732	735	741	741	742	744	740	739	736	742	739
Utilization rate(4)	53%	56%	54%	48%	49%	52%	55%	56%	59%	53%	53%	59%
Piggyback line percentage(5)	30%	27%	28%	28%	36%	45%	47%	57%	59%	28%	46%	59%

Home equity loans (HELOAN)
Weighted-average credit score(3)	718	720	723	723	727	729	726	727	724	720	728	725
Weighted-average note rate	8.04%	8.48%	8.40%	8.16%	7.86%	7.56%	7.65%	7.18%	7.27%	8.28%	7.58%	7.07%
Piggyback loan percentage(5)	52%	50%	48%	45%	54%	70%	74%	76%	81%	50%	68%	84%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$1,975	$1,295	$1,099	$1,097	$1,421	—	—	—	—	$5,466	$1,421	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	580	516	420	—	—	—	—	—	—	1,516	—	—
HELOANs sold servicing released	477	290	—	—	—	—	—	—	—	767	—	—

Total sales	$3,032	$2,101	$1,519	$1,097	$1,421	—	—	—	—	$7,749	$1,421	—

NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$5,549	$4,067	$3,190	$2,350	$1,366	—	—	—	—
HELOANs serviced for third parties	1,601	1,166	404	—	—	—	—	—	—

Total serviced for third parties	$7,150	$5,233	$3,594	$2,350	$1,366	—	—	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the utilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2006				2005				2004
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Wholesale Banking	$4	$2	$2	$2	$3	$2	$3	$2	—
Consumer and Small Business Financial Services	7,932	7,938	8,021	8,029	8,160	8,249	8,228	8,010	$7,938
National Consumer Finance — National Home Equity	5,928	6,671	7,933	8,906	12,597	13,713	12,831	11,460	10,415
Asset Management	639	650	632	620	634	641	641	626	634
Parent and Other	69	—	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$14,572	$15,261	$16,588	$17,557	$21,394	$22,605	$21,703	$20,098	$18,987

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	8.07%	8.09%	7.80%	7.38%	6.92%	6.47%	6.01%	5.55%	5.14%
Weighted-average credit score(3)(4)	736	737	737	735	737	728	726	724	727
Weighted-average cumulative loan-to-value ratio(5)	71.92%	72.45%	71.57%	71.46%	71.40%	71.28%	70.97%	70.87%	70.97%
Utilization rate	47%	47%	47%	48%	50%	45%	45%	45%	48%
Net charge-offs	$7	$5	$4	$9	$9	$5	$4	$4	$2
Loans 90 days past due	14	10	9	11	12	10	7	7	7

National Consumer Finance — National Home Equity
Weighted-average note rate	8.62%	8.62%	8.36%	7.88%	7.30%	6.79%	6.29%	5.79%	5.25%
Weighted-average credit score(3)(4)	731	731	732	731	734	723	724	721	722
Weighted-average cumulative loan-to-value ratio(5)	79.54%	79.71%	79.69%	79.97%	80.33%	80.53%	80.71%	80.84%	80.93%
Utilization rate	49%	50%	51%	52%	53%	55%	56%	57%	57%
Net charge-offs	$12	$9	$4	$9	$6	$3	$2	$1	$1
Loans 90 days past due	19	12	10	8	9	6	3	3	2

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Wholesale Banking	$3	$3	$3	$3	$11	$14	$16	$20	$47
Consumer and Small Business Financial Services	4,742	4,697	4,596	4,513	4,327	4,274	4,063	4,088	4,044
National Consumer Finance — National Home Equity	1,412	1,461	1,578	1,690	2,051	1,888	1,751	1,650	1,528
Asset Management	123	124	123	120	116	107	94	93	97
Parent and Other	153	—	5	6	7	7	8	8	10

Total period-end balances HELOANs(2)	$6,433	$6,285	$6,305	$6,332	$6,512	$6,290	$5,932	$5,859	$5,726

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.78%	6.72%	6.65%	6.59%	6.57%	6.54%	6.57%	6.56%	6.59%
Weighted-average credit score(3)(4)	730	731	730	728	729	719	719	717	716
Weighted-average cumulative loan-to-value ratio(5)	70.48%	70.20%	70.01%	69.84%	70.00%	69.83%	69.60%	69.39%	69.55%
Net charge-offs	$4	$3	$2	$7	$6	$4	$4	$6	$4
Loans 90 days past due	5	4	4	5	8	5	5	5	5

National Consumer Finance — National Home Equity
Weighted-average note rate	7.28%	7.22%	7.24%	7.24%	7.31%	7.21%	7.14%	7.07%	7.04%
Weighted-average credit score(3)(4)	738	737	736	735	735	727	727	726	725
Weighted-average cumulative loan-to-value ratio(5)	89.38%	89.43%	89.46%	89.46%	89.43%	89.50%	89.59%	89.65%	89.65%
Net charge-offs	$1	$1	$1	$1	$1	$1	$1	$1	$1
Loans 90 days past due	1	1	—	—	—	—	—	—	1

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Portfolio Statistics section on page 28.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

Consumer and Small Business Financial Services

Net interest income (TE)	$517,148	$515,806	$496,968	$490,768	$487,173	$482,060	$476,333	$478,623	$2,020,690	$1,924,189	$1,812,800
Provision for credit losses	82,633	46,530	24,789	28,613	84,226	49,154	59,073	59,398	182,565	251,851	230,707

Net interest income after provision	434,515	469,276	472,179	462,155	402,947	432,906	417,260	419,225	1,838,125	1,672,338	1,582,093
Noninterest income	269,486	274,008	275,745	240,212	255,438	262,710	235,259	202,601	1,059,451	956,008	841,175
Noninterest expense	482,046	425,010	407,711	415,002	394,731	417,159	402,948	392,201	1,729,769	1,607,039	1,464,635

Income before taxes	221,955	318,274	340,213	287,365	263,654	278,457	249,571	229,625	1,167,807	1,021,307	958,633
Income tax expense and TE adjustment	86,110	122,584	130,844	110,779	101,882	107,532	96,677	89,201	450,317	395,292	367,197

Net income	$135,845	$195,690	$209,369	$176,586	$161,772	$170,925	$152,894	$140,424	$717,490	$626,015	$591,436

Unusual items (pretax)
LPMI reinsurance expense	($65,354)	($8,043)	$104	($5,707)	—	—	—	—	($79,000)	—	—
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	—	—	—	—	$13,983
Gain on sale of Madison Bank & Trust	—	—	—	—	—	$16,001	—	—	—	$16,001	—

Total	($65,354)	($8,043)	$104	($5,707)	—	$16,001	—	—	($79,000)	$16,001	$13,983

Unusual items (after tax)
LPMI reinsurance expense	($42,480)	($5,228)	$68	($3,710)	—	—	—	—	($51,350)	—	—
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	—	—	—	—	$9,089
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	$10,401	—	—	—	$10,401	—

Total	($42,480)	($5,228)	$68	($3,710)	—	$10,401	—	—	($51,350)	$10,401	$9,089

Average assets	$24,571	$24,166	$24,627	$24,375	$23,916	$23,500	$23,674	$23,768	$24,434	$23,714	$21,198
Average equity	2,767	2,734	2,674	2,693	2,967	2,919	2,846	2,824	2,717	2,890	2,548
Average core deposits	56,052	55,663	55,481	54,404	53,829	53,191	52,571	51,690	55,405	52,827	49,081
Average total deposits	56,782	56,395	56,156	54,994	54,440	53,815	53,188	52,303	56,088	53,443	49,701
Return on average assets	2.19%	3.21%	3.41%	2.94%	2.68%	2.89%	2.59%	2.40%	2.94%	2.64%	2.79%
Return on average equity	19.48	28.40	31.40	26.59	21.63	23.23	21.54	20.17	26.40	21.66	23.22
Efficiency ratio	61.28	53.81	52.76	56.75	53.13	56.01	56.63	57.57	56.15	55.79	55.19

Wholesale Banking

Net interest income (TE)	$384,504	$379,551	$374,805	$373,920	$382,807	$377,077	$367,028	$351,103	$1,512,780	$1,478,015	$1,271,451
Provision (benefit) for credit losses	34,697	7,295	32,438	(7,741)	21,265	(17,644)	(16,243)	(19,488)	66,689	(32,110)	51,254

Net interest income after provision	349,807	372,256	342,367	381,661	361,542	394,721	383,271	370,591	1,446,091	1,510,125	1,220,197
Noninterest income	194,149	170,145	213,035	169,204	172,236	149,781	148,933	129,465	746,533	600,415	505,335
Noninterest expense	250,396	220,068	231,933	221,981	215,164	203,084	210,767	197,591	924,378	826,606	647,330

Income before taxes	293,560	322,333	323,469	328,884	318,614	341,418	321,437	302,465	1,268,246	1,283,934	1,078,202
Income tax expense and TE adjustment	110,050	110,740	121,288	123,113	120,399	129,276	121,649	114,730	465,191	486,054	401,678

Net income	$183,510	$211,593	$202,181	$205,771	$198,215	$212,142	$199,788	$187,735	$803,055	$797,880	$676,524

Unusual items (pretax)
Principal investment gains	$27,903	$30,270	$30,430	$33,825	$24,189	$13,537	$9,107	$10,323	$122,428	$57,156	$69,077
Gain on sale of commercial leases	—	1,606	25,659	—	—	—	—	—	27,265	—	—
Commercial lease residual recovery	—	—	—	—	—	4,903	—	—	—	4,903	—

Total	$27,903	$31,876	$56,089	$33,825	$24,189	$18,440	$9,107	$10,323	$149,693	$62,059	$69,077

Unusual items (after tax)
Principal investment gains	$18,137	$19,676	$19,780	$21,986	$15,723	$8,799	$5,919	$6,710	$79,579	$37,151	$44,900
Gain on sale of commercial leases	—	1,044	16,678	—	—	—	—	—	17,722	—	—
Tax accrual adjustments	—	9,800	—	—	—	—	—	—	9,800	—	—
Commercial lease residual recovery	—	—	—	—	—	3,187	—	—	—	3,187	—

Total	$18,137	$30,520	$36,458	$21,986	$15,723	$11,986	$5,919	$6,710	$107,101	$40,338	$44,900

Average assets	$49,727	$49,438	$48,534	$46,847	$46,428	$45,563	$44,519	$42,742	$48,647	$44,285	$36,198
Average equity	4,550	4,411	4,335	4,232	4,027	3,958	3,971	3,895	4,383	3,963	3,734
Average core deposits	8,080	8,064	8,062	8,251	8,514	8,564	8,571	8,821	8,113	8,616	8,536
Average total deposits	17,026	15,368	14,758	14,857	14,912	14,089	13,880	13,835	15,508	14,182	12,987
Return on average assets	1.46%	1.70%	1.67%	1.78%	1.69%	1.85%	1.80%	1.78%	1.65%	1.78%	1.87%
Return on average equity	16.00	19.03	18.71	19.72	19.53	21.26	20.18	19.55	18.32	20.13	18.12
Efficiency ratio	43.27	40.03	39.46	40.87	38.77	38.55	40.85	41.11	40.91	39.77	36.57

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

National City Mortgage

Net interest income (TE)	$62,211	$58,652	$63,365	$62,264	$74,607	$90,355	$96,959	$103,129	$246,492	$365,050	$549,126
Provision (benefit) for credit losses	7,973	13,901	(2,879)	6,148	4,965	1,552	387	30,531	25,143	37,435	12,036

Net interest income after provision	54,238	44,751	66,244	56,116	69,642	88,803	96,572	72,598	221,349	327,615	537,090
Noninterest income	82,589	176,424	22,234	(2,348)	149,349	162,068	332,032	223,262	278,899	866,711	856,332
Noninterest expense	164,942	165,829	169,797	166,884	186,533	208,893	183,398	180,058	667,452	758,882	680,726

(Loss) income before taxes	(28,115)	55,346	(81,319)	(113,116)	32,458	41,978	245,206	115,802	(167,204)	435,444	712,696
Income tax (benefit) expense and TE adjustment	(10,641)	20,908	(30,753)	(42,770)	12,256	15,855	92,676	30,660	(63,256)	151,447	270,775

Net (loss) income	$(17,474)	$34,438	$(50,566)	$(70,346)	$20,202	$26,123	$152,530	$85,142	$(103,948)	$283,997	$441,921

Average assets	$12,821	$12,824	$12,589	$12,088	$13,934	$14,971	$14,012	$15,203	$12,583	$14,528	$16,009
Average equity	463	557	518	622	658	630	552	651	540	623	791
Average core deposits	3,215	3,499	3,452	3,128	3,924	4,509	4,165	3,752	3,324	4,089	3,955
Average total deposits	3,233	3,523	3,477	3,150	3,973	4,539	4,187	3,797	3,347	4,125	3,992
Return on average assets	(.54)%	1.07%	(1.61)%	(2.36)%	.58%	.69%	4.37%	2.27%	(.83)%	1.95%	2.76%
Return on average equity	(14.96)	24.54	(39.14)	(45.89)	12.18	16.45	110.90	53.01	(19.26)	45.60	55.88
Efficiency ratio	113.91	70.54	198.36	278.53	83.29	82.76	42.75	55.17	127.04	61.61	48.43

Unusual items (pretax)
Changes in MSR model and assumptions	—	—	$(55,983)	—	—	—	$(20,259)	$59,363	$(55,983)	$39,104	—

Total	—	—	$(55,983)	—	—	—	$(20,259)	$59,363	$(55,983)	$39,104	—

Unusual items (after tax)
Changes in MSR model and assumptions			$(36,389)	—	—	—	$(13,168)	$38,586	$(36,389)	$25,418	—
Tax accrual adjustments	—	—	—	—	—	—	—	13,100	—	13,100	—

Total	—	—	$(36,389)	—	—	—	$(13,168)	$51,686	$(36,389)	$38,518	—

National Consumer Finance

Net interest income (TE)	$212,472	$260,307	$276,811	$290,790	$291,181	$303,131	$294,693	$300,045	$1,040,380	$1,189,050	$1,121,815
Provision (benefit) for credit losses	141,370	19,271	17,768	10,345	30,308	22,378	(4,177)	7,987	188,754	56,496	56,736

Net interest income after provision	71,102	241,036	259,043	280,445	260,873	280,753	298,870	292,058	851,626	1,132,554	1,065,079
Noninterest income	45,914	103,746	136,082	68,912	85,282	50,266	84,655	81,188	354,654	301,391	433,248
Noninterest expense	180,568	175,308	163,361	158,613	142,273	130,389	144,797	119,924	677,850	537,383	452,272

(Loss) income before taxes	(63,552)	169,474	231,764	190,744	203,882	200,630	238,728	253,322	528,430	896,562	1,046,055
Income tax (benefit) expense and TE adjustment	(24,022)	64,061	87,607	72,101	77,068	75,838	90,239	95,756	199,747	338,901	395,409

Net (loss) income	$(39,530)	$105,413	$144,157	$118,643	$126,814	$124,792	$148,489	$157,566	$328,683	$557,661	$650,646

Average assets	$31,569	$35,765	$38,420	$39,891	$41,445	$42,384	$38,441	$36,934	$36,387	$39,820	$30,939
Average equity	1,198	1,366	1,412	1,413	1,424	1,318	1,357	1,538	1,347	1,409	1,542
Average core deposits	639	488	405	304	227	263	132	69	460	174	44
Average total deposits	875	707	571	486	453	363	133	70	661	256	45
Return on average assets	(.50)%	1.17%	1.50%	1.21%	1.21%	1.17%	1.55%	1.73%	.90%	1.40%	2.10%
Return on average equity	(13.09)	30.61	40.96	34.05	35.34	37.57	43.88	41.55	24.40	39.59	42.19
Efficiency ratio	69.88	48.15	39.56	44.10	37.79	36.90	38.17	31.46	48.59	36.06	29.08

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1) (2)

Net interest income (TE)	$124,483	$167,806	$179,299	$186,783	$196,100	$205,828	$200,467	$208,259	$658,371	$810,654	$880,991
Provision (benefit) for credit losses	126,919	(3,011)	11,707	1,566	11,330	9,032	(8,453)	(1,501)	137,181	10,408	40,551

Net interest income after provision	(2,436)	170,817	167,592	185,217	184,770	196,796	208,920	209,760	521,190	800,246	840,440
Noninterest income	(8,396)	73,483	128,425	70,153	72,048	47,998	82,932	79,937	263,665	282,915	429,435
Noninterest expense	146,777	134,315	121,919	120,757	120,565	111,119	115,589	96,989	523,768	444,262	388,661

(Loss) income before taxes	(157,609)	109,985	174,098	134,613	136,253	133,675	176,263	192,708	261,087	638,899	881,214
Income tax (benefit) expense and TE adjustment	(59,576)	41,574	65,810	50,883	51,504	50,528	66,627	72,845	98,691	241,504	333,099

Net (loss) income	($98,033)	$68,411	$108,288	$83,730	$84,749	$83,147	$109,636	$119,863	$162,396	$397,395	$548,115

Average assets	$17,135	$20,042	$21,030	$22,015	$23,192	$24,192	$21,664	$21,673	$20,043	$22,688	$19,880
Average equity	536	705	745	763	774	774	857	1,077	687	870	1,144
Average core deposits	639	487	404	302	226	260	129	67	459	172	41
Average total deposits	875	706	570	484	452	360	129	68	660	254	41
Return on average assets	(2.27)%	1.35%	2.07%	1.54%	1.45%	1.36%	2.03%	2.24%	.81%	1.75%	2.76%
Return on average equity	(72.57)	38.49	58.31	44.50	43.45	42.62	51.31	45.11	23.65	45.70	47.90
Efficiency ratio	126.44	55.67	39.62	47.00	44.96	43.78	40.79	33.65	56.81	40.62	29.66

National Home Equity

Net interest income (TE)	$72,479	$76,624	$80,728	$87,208	$78,121	$80,722	$78,326	$76,400	$317,039	$313,569	$188,079
Provision for credit losses	13,551	24,495	8,356	3,022	9,111	7,098	3,105	1,296	49,424	20,610	3,764

Net interest income after provision	58,928	52,129	72,372	84,186	69,010	73,624	75,221	75,104	267,615	292,959	184,315
Noninterest income	54,310	30,234	7,627	(1,252)	13,250	2,268	1,728	1,257	90,919	18,503	3,809
Noninterest expense	31,712	37,691	37,463	32,429	18,956	17,427	27,499	21,464	139,295	85,346	57,295

Income before taxes	81,526	44,672	42,536	50,505	63,304	58,465	49,450	54,897	219,239	226,116	130,829
Income tax expense and TE adjustment	30,817	16,886	16,078	19,091	23,929	22,100	18,692	20,751	82,872	85,472	49,454

Net income	$50,709	$27,786	$26,458	$31,414	$39,375	$36,365	$30,758	$34,146	$136,367	$140,644	$81,375

Average assets	$11,484	$12,612	$14,180	$14,725	$15,146	$15,212	$13,960	$12,554	$13,239	$14,228	$8,740
Average equity	502	498	496	470	442	342	309	280	492	344	285
Average core deposits	—	1	1	1	—	1	1	—	1	—	1
Average total deposits	—	1	1	1	—	1	1	—	1	—	1
Return on average assets	1.75%	.87%	.75%	.87%	1.03%	.95%	.88%	1.10%	1.03%	.99%	.93%
Return on average equity	40.05	22.13	21.40	27.08	35.37	42.14	39.92	49.50	27.73	40.93	28.56
Efficiency ratio	25.01	35.27	42.40	37.73	20.75	21.00	34.35	27.64	34.14	25.70	29.86

National Recreation Finance

Net interest income (TE)	$15,510	$15,877	$16,784	$16,799	$16,960	$16,581	$15,900	$15,386	$64,970	$64,827	$52,745
Provision (benefit) for credit losses	900	(2,213)	(2,295)	5,757	9,867	6,248	1,171	8,192	2,149	25,478	12,421

Net interest income after provision	14,610	18,090	19,079	11,042	7,093	10,333	14,729	7,194	62,821	39,349	40,324
Noninterest income	—	29	30	11	(16)	—	(5)	(6)	70	(27)	4
Noninterest expense	2,079	3,302	3,979	5,427	2,752	1,843	1,709	1,471	14,787	7,775	6,316

Income before taxes	12,531	14,817	15,130	5,626	4,325	8,490	13,015	5,717	48,104	31,547	34,012
Income tax expense and TE adjustment	4,737	5,601	5,719	2,127	1,635	3,210	4,920	2,160	18,184	11,925	12,856

Net income	$7,794	$9,216	$9,411	$3,499	$2,690	$5,280	$8,095	$3,557	$29,920	$19,622	$21,156

Average assets	$2,950	$3,111	$3,210	$3,151	$3,107	$2,980	$2,817	$2,707	$3,105	$2,904	$2,319
Average equity	160	163	171	180	208	202	191	181	168	195	113
Average core deposits	—	—	—	1	1	2	2	2	—	2	2
Average total deposits	—	—	—	1	1	2	3	2	—	2	3
Return on average assets	1.05%	1.18%	1.18%	.45%	.34%	.70%	1.15%	.53%	.96%	.68%	.91%
Return on average equity	19.31	22.41	22.08	7.90	5.12	10.39	17.00	7.99	17.76	10.04	18.71
Efficiency ratio	13.41	20.76	23.66	32.28	16.24	11.11	10.75	9.57	22.74	12.00	11.97

(1)	On December 30, 2006, the First Franklin origination, sales, and servicing platforms were sold.

(2)	Includes the Altegra and Loan Zone portfolios

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

Asset Management

Net interest income (TE)	$33,435	$32,400	$31,445	$31,058	$30,376	$29,629	$29,220	$29,067	$128,338	$118,292	$111,852
Provision (benefit) for credit losses	4,932	1,526	(3,767)	703	5,353	526	1,196	560	3,394	7,635	4,165

Net interest income after provision	28,503	30,874	35,212	30,355	25,023	29,103	28,024	28,507	124,944	110,657	107,687
Noninterest income	87,612	86,921	92,818	85,185	83,666	84,949	90,781	84,601	352,536	343,997	413,494
Noninterest expense	82,119	79,801	79,481	80,200	86,615	83,735	76,687	79,041	321,601	326,078	307,482

Income before taxes	33,996	37,994	48,549	35,340	22,074	30,317	42,118	34,067	155,879	128,576	213,699
Income tax expense and TE adjustment	12,850	14,362	18,351	13,359	8,344	11,460	15,921	12,877	58,922	48,602	80,778

Net income	$21,146	$23,632	$30,198	$21,981	$13,730	$18,857	$26,197	$21,190	$96,957	$79,974	$132,921

Unusual items (pretax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	—	—	—	—	$62,328

Total	—	—	—	—	—	—	—	—	—	—	$62,328

Unusual items (after tax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	—	—	—	—	$40,513

Total	—	—	—	—	—	—	—	—	—	—	$40,513

Average assets	$3,823	$3,733	$3,652	$3,583	$3,600	$3,477	$3,356	$3,295	$3,699	$3,433	$3,088
Average equity	424	400	399	401	455	456	453	450	406	453	445
Average core deposits	2,100	1,964	2,000	1,947	1,861	1,807	1,888	1,943	2,003	1,874	1,873
Average total deposits	2,295	2,125	2,162	2,076	2,001	1,941	2,018	2,070	2,165	2,007	1,992
Return on average assets	2.19%	2.51%	3.32%	2.49%	1.51%	2.15%	3.13%	2.61%	2.62%	2.33%	4.30%
Return on average equity	19.79	23.43	30.38	22.20	11.97	16.42	23.20	19.09	23.87	17.64	29.88
Efficiency ratio	67.84	66.88	63.96	68.99	75.95	73.08	63.91	69.54	66.88	70.54	58.53

National Processing(1)

Net interest income (TE)	—	—	—	—	—	—	—	—	—	—	$3,500
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—

Net interest income after provision	—	—	—	—	—	—	—	—	—	—	3,500
Noninterest income	—	—	—	—	—	—	—	—	—	—	409,754
Noninterest expense	—	—	—	—	—	—	—	—	—	—	357,018

Income before taxes	—	—	—	—	—	—	—	—	—	—	56,236
Income tax expense and TE adjustment	—	—	—	—	—	—	—	—	—	—	22,243

Net income	—	—	—	—	—	—	—	—	—	—	$33,993

Unusual items (pretax)
Severance and related charges	—	—	—	—	—	—	—	—	—	—	($154)
Sale-related costs	—	—	—	—	—	—	—	—	—	—	(19,117)

Total	—	—	—	—	—	—	—	—	—	—	($19,271)

Unusual items (after tax)
Severance and related charges	—	—	—	—	—	—	—	—	—	—	($100)
Sale-related costs	—	—	—	—	—	—	—	—	—	—	(11,470)

Total	—	—	—	—	—	—	—	—	—	—	($11,570)

Average assets	—	—	—	—	—	—	—	—	—	—	$569
Average equity	—	—	—	—	—	—	—	—	—	—	426
Average core deposits	—	—	—	—	—	—	—	—	—	—	70
Average total deposits	—	—	—	—	—	—	—	—	—	—	70
Return on average assets	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	5.98%
Return on average equity	—	—	—	—	—	—	—	—	—	—	7.98
Efficiency ratio	—	—	—	—	—	—	—	—	—	—	86.39

(1)	In October 2004, the National Processing Business was sold.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

Parent and Other

Net interest expense (TE)	($76,750)	($97,359)	($75,831)	($65,020)	($74,196)	($75,142)	($93,754)	($105,030)	($314,960)	($348,122)	($410,217)
Provision (benefit) related to credit losses	51,096	(15,591)	(8,432)	(11,025)	(14,249)	(514)	(14,409)	(8,541)	16,048	(37,713)	(31,626)

Net interest expense after provision	(127,846)	(81,768)	(67,399)	(53,995)	(59,947)	(74,628)	(79,345)	(96,489)	(331,008)	(310,409)	(378,591)
Noninterest income	1,022,012	66,231	44,167	94,482	31,289	36,649	89,368	78,491	1,226,892	235,797	980,843
Noninterest expense	50,620	118,182	121,492	105,995	241,902	113,053	161,052	179,062	396,289	695,069	562,174

Income (loss) before taxes	843,546	(133,719)	(144,724)	(65,508)	(270,560)	(151,032)	(151,029)	(197,060)	499,595	(769,681)	40,078
Income tax expense (benefit) and TE adjustment	285,386	(89,399)	(82,311)	(71,680)	(147,956)	(76,024)	(96,258)	(89,145)	41,996	(409,383)	(212,415)

Net income (loss)	$558,160	($44,320)	($62,413)	$6,172	($122,604)	($75,008)	($54,771)	($107,915)	$457,599	($360,298)	$252,493

Unusual items (pretax)
LPMI reinsurance expense	$65,354	$8,043	($104)	$5,707	—	—	—	—	$79,000	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	($28,997)	—	($28,997)	—
Severance and related charges	(8,887)	(11,751)	(8,588)	(3,706)	($49,129)	($5,431)	($5,138)	(8,215)	(32,932)	(67,913)	($38,890)
Gain from sale of First Franklin	983,940	—	—	—	—	—	—	—	983,940	—	—
Minority interest related to NPI charges	—	—	—	—	—	—	—	—	—	—	1,955
Gain from sale of National Processing	—	—	—	—	—	—	—	—	—	—	714,195
Charitable Foundation contribution	—	—	—	—	(29,945)	—	—	—	—	(29,945)	—
Principal investment gains (losses)	1,454	—	(6,000)	—	—	—	—	—	(4,546)	—	—
UAL Guarantee reversal	—	1,140	3,527	31,333	—	—	—	—	36,000	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	3,464	(28,708)	—	—	—	3,464	(28,708)
Auto lease residual recovery	—	—	—	—	—	20,577	1,774	—	—	22,351	6,216
Bank stock fund gains (losses)	—	—	1	4,747	2,943	(404)	2,122	8,479	4,748	13,140	3,176

Total	$1,041,861	($2,568)	($11,164)	$41,545	($104,839)	$14,742	($1,242)	($28,733)	$1,069,674	($120,072)	$686,652

Unusual items (after tax)
LPMI reinsurance expense	$42,480	$5,228	($68)	$3,710	—	—	—	—	$51,350	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	($18,848)	—	($18,848)	—
Severance and related charges	(5,777)	(7,638)	(5,582)	(2,409)	($31,934)	($3,530)	($3,341)	(5,341)	(21,406)	(44,146)	($25,344)
Gain from sale of First Franklin	622,342	—	—	—	—	—	—	—	622,342	—	—
Minority interest related to NPI charges	—	—	—	—	—	—	—	—	—	—	1,955
Gain from sale of National Processing	—	—	—	—	—	—	—	—	—	—	486,822
Charitable Foundation contribution	—	—	—	—	(19,464)	—	—	—	—	(19,464)	—
Tax accrual adjustments	4,529	2,499	(4,827)	12,218	20,782	(12,997)	(1,744)	(12,558)	14,419	(6,517)	67,187
Principal investment gains (losses)	945	—	(3,900)	—	—	—	—	—	(2,955)	—	—
UAL Guarantee reversal	—	741	2,293	20,367	—	—	—	—	23,401	—	—
Gain (loss) on the securitization of automobile receivables	—	—	—	2,251	(18,661)	—	—	—	2,251	(18,661)	—
Auto lease residual recovery	—	—	—	—	—	13,375	1,153	—	—	14,528	4,041
Bank stock fund gains (losses)	—	—	1	3,086	1,914	(263)	1,379	5,511	3,087	8,541	2,064

Total	$664,519	$830	($12,083)	$39,223	($47,363)	($3,415)	($2,553)	($31,236)	$692,489	($84,567)	$536,725

Average assets	$14,382	$12,508	$12,197	$12,612	$13,660	$15,072	$15,671	$16,574	$12,928	$15,776	$16,402
Average core deposits	631	(259)	34	(55)	(195)	128	401	834	90	289	559
Average total deposits	4,311	5,389	5,683	7,424	8,239	10,012	7,216	9,447	5,691	8,730	7,339

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2006				2005				YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2006	2005	2004

Consolidated

Net interest income (TE)	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$4,633,720	$4,726,474	$4,460,327
Provision for credit losses	322,701	72,932	59,917	27,043	131,868	55,452	25,827	70,447	482,593	283,594	323,272

Net interest income after provision	810,319	1,076,425	1,107,646	1,156,737	1,060,080	1,151,658	1,144,652	1,086,490	4,151,127	4,442,880	4,137,055
Noninterest income	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	799,608	4,018,965	3,304,319	4,440,181
Noninterest expense	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877	4,717,339	4,751,057	4,471,637

Income before taxes	1,301,390	769,702	717,952	663,709	570,122	741,768	946,031	738,221	3,452,753	2,996,142	4,105,599
Income tax expense and TE adjustment	459,733	243,256	245,026	204,902	171,993	263,937	320,904	254,079	1,152,917	1,010,913	1,325,665

Net income	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142	$2,299,836	$1,985,229	$2,779,934

Unusual items (pretax)
Auto lease residual recovery	—	—	—	—	—	$20,577	$1,774	—	—	$22,351	$6,216
Gain (loss) on the securitization of automobile receivables	—	—	—	$3,464	($28,708)	—	—	—	$3,464	(28,708)	—
Gain from sale of First Franklin	$983,940	—	—	—	—	—	—	—	983,940	—	—
Gain on sale of commercial leases	—	$1,606	$25,659	—	—	—	—	—	27,265	—	—
Commercial lease residual recovery	—	—	—	—	—	4,903	—	—	—	4,903	—
Principal investment gains, net	29,357	30,270	24,430	33,825	24,189	13,537	9,107	$10,323	117,882	57,156	69,077
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	—	—	—	—	62,328
UAL Guarantee reversal	—	1,140	3,527	31,333	—	—	—	—	36,000	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	(28,997)	—	(28,997)	—
Severance and related charges, net	(8,887)	(11,751)	(8,588)	(3,706)	(49,129)	(5,431)	(5,138)	(8,215)	(32,932)	(67,913)	(37,089)
NPI sale-related costs	—	—	—	—	—	—	—	—	—	—	(19,117)
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	—	—	—		13,983
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	16,001	—	—	—	16,001	—
Gain from sale of National Processing	—	—	—	—	—	—	—	—	—	—	714,195
Charitable Foundation contribution	—	—	—	—	(29,945)	—	—	—	—	(29,945)	—
Changes in MSR model and assumptions	—	—	(55,983)	—	—	—	(20,259)	59,363	(55,983)	39,104	—
Bank stock fund gains (losses)	—	—	1	4,747	2,943	(404)	2,122	8,479	4,748	13,140	3,176

Total	$1,004,410	$21,265	($10,954)	$69,663	($80,650)	$49,183	($12,394)	$40,953	$1,084,384	($2,908)	$812,769

Unusual items (after tax)
Auto lease residual recovery	—	—	—	—	—	$13,375	$1,153	—	—	$14,528	$4,041
Gain (loss) on the securitization of automobile receivables	—	—	—	$2,251	($18,661)	—	—	—	$2,251	(18,661)	—
Gain from sale of First Franklin	$622,342	—	—	—	—	—	—	—	622,342	—	—
Gain on sale of commercial leases	—	$1,044	$16,678	—	—	—	—	—	17,722	—	—
Commercial lease residual recovery	—	—	—	—	—	3,187	—	—	—	3,187	—
Principal investment gains, net	19,082	19,676	15,880	21,986	15,723	8,799	5,919	$6,710	76,624	37,151	44,900
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	—	—	—	—	—		40,513
UAL Guarantee reversal	—	741	2,293	20,367	—	—	—	—	23,401	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	(18,848)	—	(18,848)	—
Severance and related charges, net	(5,777)	(7,638)	(5,582)	(2,409)	(31,934)	(3,530)	(3,341)	(5,341)	(21,406)	(44,146)	(23,489)
NPI sale-related costs	—	—	—	—	—	—	—	—	—	—	(11,470)
Gain on sale of Upper Peninsula branches	—	—	—	—	—	—	—	—	—		9,089
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	10,401	—	—	—	10,401	—
Gain from sale of National Processing	—	—	—	—	—	—	—	—	—	—	486,822
Charitable Foundation contribution	—	—	—	—	(19,464)	—	—	—	—	(19,464)	—
Changes in MSR model and assumptions	—	—	(36,389)	—	—	—	(13,168)	38,586	(36,389)	25,418	—
Tax accrual adjustments	4,529	12,299	(4,827)	12,218	20,782	(12,997)	(1,744)	542	24,219	6,583	67,187
Bank stock fund gains (losses)	—	—	1	3,086	1,914	(263)	1,379	5,511	3,087	8,541	2,064

Total	$640,176	$26,122	($11,946)	$57,499	($31,640)	$18,972	($9,802)	$27,160	$711,851	$4,690	$619,657

Average assets	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516	$138,678	$141,556	$124,403
Average equity	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779	12,779	12,765	11,316
Average core deposits	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109	69,395	67,869	64,118
Average total deposits	84,522	83,507	82,807	82,987	84,018	84,759	80,622	81,522	83,460	82,743	76,126
Return on average assets	2.44%	1.51%	1.35%	1.33%	1.10%	1.31%	1.80%	1.42%	1.66%	1.40%	2.23%
Return on average total equity	24.94	16.46	15.10	14.92	12.59	14.61	19.66	15.37	18.00	15.55	24.57
Efficiency ratio	42.51	58.43	60.17	62.85	64.65	59.16	54.95	59.10	54.52	59.36	50.35

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

ASSETS
Available for sale securities, at cost	$7,709	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635	$7,744	$7,779	$7,796

Portfolio loans:
Commercial	$30,617	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644	$27,447	$27,355	$27,437
Commercial construction	4,282	3,994	3,896	3,798	3,739	3,636	3,585	3,520	3,415	3,410	3,456	3,414	3,340
Commercial real estate	12,376	11,861	11,954	11,992	12,015	12,172	12,197	12,119	11,981	11,922	11,964	12,175	12,254
Residential real estate	24,745	23,286	23,463	24,425	30,203	30,706	31,368	31,842	32,225	32,890	33,118	32,774	32,672
Home equity lines of credit	14,721	14,861	15,104	15,401	15,696	15,784	16,798	17,070	17,400	20,524	20,932	21,477	21,435
Credit card and other unsecured lines of credit	2,859	2,803	2,747	2,710	2,645	2,610	2,577	2,529	2,479	2,484	2,505	2,555	2,519
Other consumer	5,462	5,253	5,358	5,393	5,283	5,234	5,902	6,033	6,101	6,050	6,057	5,978	5,678

Total portfolio loans	$95,062	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924	$105,479	$105,728	$105,335

Loans held for sale or securitization:
Commercial	$33	$35	$36	$44	$52	$50	$100	$66	$39	$13	$11	$11	$14
Commercial real estate	91	39	172	167	92	90	107	108	213	136	47	73	121
Residential real estate:
National City Mortgage	5,843	5,547	5,513	5,395	5,674	5,830	5,850	5,825	5,605	5,220	5,327	6,014	6,784
First Franklin	3,504	4,060	3,681	3,750	3,799	3,745	3,133	2,693	2,481	2,278	2,061	2,603	2,642
National Home Equity	959	581	654	1,043	775	471	652	592	427	258	124	—	—
National City Home Loan Services	2,067	4,876	5,890	5,349	—	—	—	—	—	—	—	—	—

Total residential real estate loans held for sale	12,373	15,064	15,738	15,537	10,248	10,046	9,635	9,110	8,513	7,756	7,512	8,617	9,426
Credit card loans	253	—	—	—	—	—	—	—	—	398	425	425	415
Home equity lines of credit	2,682	2,236	3,509	3,289	2,928	2,736	3,746	3,574	3,055	407	613	—	—
Student loans	1	4	8	14	18	12	4	3	4	4	4	4	4

Total loans held for sale or securitization	$15,433	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714	$8,612	$9,130	$9,980

LIABILITIES
Deposits:
Noninterest bearing	$17,101	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830	$16,607	$16,844	$17,606
NOW and money market accounts	30,343	29,370	28,895	28,819	28,842	28,771	28,865	28,731	29,023	28,603	28,201	28,282	28,401
Savings accounts	1,889	1,790	1,820	1,854	1,895	1,960	2,012	2,038	2,077	2,098	2,089	2,128	2,172
Consumer time	23,641	22,198	22,096	22,049	22,025	21,826	21,671	21,534	21,188	20,959	20,684	20,574	20,370

Core deposits	72,974	69,865	69,284	69,315	69,566	69,375	69,508	69,164	69,643	68,490	67,581	67,828	68,549
Other	4,320	4,375	4,714	5,278	5,259	5,095	5,249	6,167	6,136	6,453	6,553	6,612	6,863
Foreign	7,840	10,147	10,042	8,933	9,232	8,469	8,696	7,383	6,478	6,771	8,976	9,709	7,729

Total deposits	$85,134	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714	$83,110	$84,149	$83,141

Federal funds borrowed and security repurchase agreements	$6,405	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684	$5,891	$6,988	$7,541
Borrowed funds	1,290	2,098	2,428	2,168	1,846	1,772	2,373	3,602	2,298	1,968	2,635	1,981	3,059
Long-term debt	26,251	25,839	25,566	27,451	29,132	31,648	32,925	32,940	33,402	33,128	31,374	30,622	31,452

Memo:
Noninterest bearing escrow balances	$4,004	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824	$3,620	$3,506	$4,136
Interest bearing escrow balances	135	136	131	128	134	148	144	139	133	134	135	140	139
Noninterest bearing deposits excluding escrow balances	13,097	12,338	12,436	12,464	12,531	12,475	12,742	12,855	13,324	13,006	12,987	13,338	13,470
Core deposits excluding escrow balances	68,835	65,560	65,116	65,058	65,159	64,884	65,146	65,019	65,479	64,532	63,826	64,182	64,274

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

COMMON STOCK ROLLFORWARD
Beginning balance	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0	615.0
Shares issued under stock award plans	.4	.6	1.0	.6	.2	.6	.9	1.9	.8	.9	1.3	.9	.5
Shares issued for acquisitions	29.5	—	—	—	—	—	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations	—	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)	(4.4)	(2.1)	(.4)
Shares exchanged for stock award plans	(.1)	(.2)	(.1)	—	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)	(.4)	—	(.1)

Ending Balance	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3	613.8	615.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	—	.6	2.0	1.7	.6	5.6	1.2	.9	1.0	4.4	2.1	.4
Average price per share of repurchased common shares	—	—	$37.02	$36.21	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62	$34.05	$33.96	$33.78
Total cost	—	—	$22.7	$71.1	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8	$149.6	$70.7	$14.0
Common shares remaining under authorization(1)	43.5	13.5	13.5	14.1	16.1	17.8	18.4	24.0	25.2	26.1	27.1	31.5	33.6

Shares outstanding:
Average basic	631.2	602.4	601.8	602.7	603.7	605.1	608.9	610.3	609.8	609.6	610.9	615.1	615.1
Average diluted	640.0	611.2	610.7	611.0	611.9	613.3	617.5	619.4	617.7	617.7	618.6	622.7	622.8

(1)	In December 2006, National City’s Board of Directors authorized the repurchase of an additional 30 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

Line of business staff:
Consumer and Small Business Financial Services	12,882	12,773	12,714	12,764	12,787	12,807	12,780	12,481	12,494	12,488	12,418	12,437	12,315
Wholesale Banking	2,454	2,466	2,465	2,459	2,472	2,427	2,427	2,442	2,449	2,458	2,454	2,491	2,498
National City Mortgage	6,804	6,843	6,764	6,837	6,860	6,937	7,088	7,268	7,344	7,305	7,345	7,352	7,673
National Consumer Finance:
First Franklin Financial Corporation(2)	—	2,506	2,460	2,475	2,446	2,441	2,451	2,390	2,390	2,406	2,432	2,412	2,571
National City Home Loan Services(2)	—	640	600	593	573	567	579	560	554	518	510	517	510
National Home Equity	433	438	436	440	435	436	469	468	474	484	488	494	503
National Recreation Finance	—	—	—	1	4	10	10	49	49	52	52	52	56

Total National Consumer Finance	433	3,584	3,496	3,509	3,458	3,454	3,509	3,467	3,467	3,460	3,482	3,475	3,640
Asset Management	1,510	1,505	1,498	1,486	1,505	1,513	1,518	1,525	1,532	1,520	1,511	1,502	1,506

Corporate support staff(3) (4)	7,187	6,580	6,539	6,566	6,609	6,600	6,629	6,600	6,576	6,617	6,596	6,602	6,638

Total Employees	31,270	33,751	33,476	33,621	33,691	33,738	33,951	33,783	33,862	33,848	33,806	33,859	34,270

(1)	Represents period-end, active, full-time equivalent employees

(2)	First Franklin and NCHLS business units were sold in December 2006.

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

(4)	The increase in Corporate support staff for December 2006 is due the acquisition of Harbor Federal.

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

Average Total Deposits(1)	$57,157	$56,781	$56,407	$56,392	$56,367	$56,425	$56,481	$55,965	$56,028	$55,498	$54,770	$54,694	$54,949

DEPOSIT ACCOUNT METRICS(1) (2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$2,995	$2,914	$2,934	$3,002	$2,988	$3,059	$3,095	$3,123	$3,306	$3,252	$3,210	$3,147	$3,135
Number of accounts(3)	1,703	1,707	1,714	1,723	1,729	1,720	1,717	1,711	1,715	1,726	1,733	1,737	1,737

Interest Bearing Checking
Average total balance	$8,256	$8,078	$7,994	$8,030	$8,037	$8,073	$8,133	$8,109	$8,326	$8,098	$7,929	$8,010	$8,035
Number of accounts(3)	1,134	1,129	1,120	1,108	1,095	1,075	1,061	1,044	1,025	1,008	991	979	969

Money Market Savings
Average total balance	$14,046	$13,862	$13,743	$13,710	$13,753	$13,762	$13,822	$13,773	$13,697	$13,683	$13,556	$13,481	$13,376
Number of accounts(3)	985	971	960	948	933	905	888	869	851	836	815	794	779

Regular savings
Average total balance	$1,532	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833	$1,815	$1,839	$1,864
Number of accounts(3)	534	540	547	556	563	574	583	591	599	607	616	624	634

Business Deposits:
Average total balance	$8,717	$8,779	$8,674	$8,631	$8,539	$8,611	$8,619	$8,304	$8,289	$8,285	$8,200	$8,324	$8,773
Number of accounts(3)	404	404	403	402	400	396	395	394	392	390	388	387	387

Time Deposits:
Average total balance	$21,491	$21,479	$21,380	$21,311	$21,294	$21,107	$20,957	$20,767	$20,506	$20,259	$19,980	$19,828	$19,692
Number of accounts(3)	1,050	1,054	1,051	1,053	1,054	1,048	1,039	1,038	1,032	1,022	1,013	1,007	1,005

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	1,718	2,124	2,337	2,110	3,074	2,531	2,491	2,421	1,966	2,702	3,853	1,792	1,854
Other(5)	1,814	2,126	2,137	1,912	2,331	2,098	2,057	2,264	1,689	1,570	1,022	997	879
Home equity and other lines of credit	5,355	5,833	6,547	6,550	6,720	5,087	6,541	6,577	6,912	6,193	4,581	4,157	5,044

Total consumer loan originations	8,887	10,083	11,021	10,572	12,125	9,716	11,089	11,262	10,567	10,465	9,456	6,946	7,777

BANK BRANCHES AND OTHER
Total bank branches	1,303	1,254	1,254	1,253	1,254	1,248	1,245	1,243	1,231	1,230	1,230	1,227	1,220
ATMs	2,013	1,965	1,964	1,960	1,957	1,960	1,968	1,967	1,954	1,949	1,945	1,938	1,935
Online banking customers	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249	1,328,120	1,298,121	1,276,855

(1)	Restated to reflect the reassignment of certain deposits with the Wholesale Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$61,805	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748	$66,047	$65,010	$64,290
Estimated change due to market impact	28	651	698	731	963	446	(551)	(594)	452	939	6	1,039	316
Other activity, net	(464)	608	(620)	(7)	45	(927)	(1,462)	(307)	(990)	(5,018)	695	(2)	404

Value at end of period	61,369	61,805	60,546	60,468	59,744	58,736	59,217	61,230	62,131	62,669	66,748	66,047	65,010

Non-managed assets:
Value at beginning of period	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750	42,229
Estimated change due to market impact	744	595	423	875	8	839	(168)	(192)	456	306	(14)	934	269
Other activity, net	(1,752)	(489)	392	251	(22)	698	(204)	421	(70)	4,372	(133)	(197)	252

Value at end of period	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340	43,487	42,750

Total assets at end of period	$112,192	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687	$110,088	$109,534	$107,760

Proprietary mutual fund assets (included above)	$12,672	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198	$12,078	$12,040	$12,213
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

ORIGINATION AND SALES DATA
Applications(1)	$6,214	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137	$5,517	$5,648	$4,579

Percentage of applications represented by refinances	63%	59%	58%	56%	52%	48%	46%	46%	45%	47%	49%	53%	53%

Originations:
Retail	$2,302	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398	$1,994	$1,803	$2,253
Wholesale	1,669	1,429	1,539	1,225	1,318	1,030	1,343	1,336	1,260	1,438	1,138	1,107	1,444
Less: loan originations for other units (NHE) and portfolio	(377)	(409)	(431)	(398)	(402)	(366)	(404)	(408)	(427)	(430)	(373)	(334)	(395)

Total originations for sale	$3,594	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406	$2,759	$2,576	$3,302

Percentage of originations represented by refinances	59%	56%	56%	52%	48%	47%	43%	46%	48%	50%	55%	55%	48%

Loan Sales:
Loans sold servicing retained	$2,377	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198	$3,028	$3,010	$3,347
Loans sold servicing released	328	358	467	231	463	316	235	237	266	258	161	108	202

Total loan sales	$2,705	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456	$3,189	$3,118	$3,549

SERVICING DATA
Mortgage loans serviced for third parties	$162,264	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983	$161,380	$160,441	$159,580

(1) Includes loans originated for sale and held in portfolio

HOME EQUITY SALES DATA ($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

NATIONAL HOME EQUITY SALE DATA
Home equity line of credits (HELOCs) sold servicing retained	—	$843	$1,132	—	$133	$1,162	$1,099	—	—	$1,097	—	—	—
Home equity line of credits (HELOCs) sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

Home equity loans (HELOANs) sold servicing retained	—	227	353	—	—	516	190	—	$230	—	—	—	—
Home equity loans (HELOANs) sold servicing released	—	230	247	$241	—	49	—	—	—	—	—	—	—

Total sales	—	$1,300	$1,732	$241	$133	$1,727	$1,289	—	$230	$1,097	—	—	—

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN STATISTICS(1)
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005

ORIGINATION AND SALES DATA(1)
Applications(2)	$3,809	$4,261	$4,994	$4,024	$4,707	$4,033	$4,583	$4,137	$3,348	$3,633	$3,233	$3,123	$3,605

Originations:
Total loan originations	$2,459	$2,559	$2,854	$2,370	$2,891	$2,481	$2,696	$2,290	$1,790	$2,036	$1,777	$1,765	$2,327
Less: portfolio loan originations	—	—	—	—	(1)	—	(1)	—	—	(222)	(199)	(459)	(223)

Total originations for sale	$2,459	$2,559	$2,854	$2,370	$2,890	$2,481	$2,695	$2,290	$1,790	$1,814	$1,578	$1,306	$2,104

Percentage of originations represented by refinances	35%	35%	37%	27%	28%	27%	24%	27%	29%	31%	34%	36%	32%

Weighted-average note rate	8.15%	8.08%	8.11%	8.43%	8.42%	8.39%	8.29%	8.29%	8.23%	8.19%	8.14%	8.10%	8.00%
Weighted-average credit score(3)	655	657	654	648	649	651	652	649	653	654	651	652	655

Sales to third parties:
Loans sold servicing retained	$2,254	$2,741	$2,553	$4,146	—	$2,649	$464	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071
Loans sold servicing released	—	—	—	—	$868	—	1,928	—	—	—	—	—	—

Total Loan sales	$2,254	$2,741	$2,553	$4,146	$868	$2,649	$2,392	$1,682	$2,089	$1,192	$1,400	$1,623	$2,071

Total loan sale revenue	($110)	$43	$33	$8	$12	$42	$59	$25	$29	$26	$23	$11	$29

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$7,480	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254	$18,693	$18,774	$18,681
Weighted-average note rate	7.98%	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%	7.29%	7.25%	7.18%
Weighted-average loan size	$92,690	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513	$108,389	$109,371	$110,417
Weighted-average credit score(3)(5)	629	629	635	635	644	644	645	645	647	647	647	646	652
First-lien weighted-average loan-to-value ratio(6)	77.70%	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%	77.55%	77.57%	77.57%

SERVICING DATA(1)
Mortgage loans serviced for third parties	—	$35,850	$30,573	$28,626	$24,952	$25,521	$23,288	$23,287	$22,021	$20,232	$19,391	$18,266	$16,909

(1)	The First Franklin nonconforming mortgage origination, sales, and related servicing platforms were sold in December 2006.

(2)	Includes loans originated for sale and held in portfolio.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

Unaudited
National City Corporation
DETAIL OF FIRST FRANKLIN RESULTS(1)
(In thousands)

	For the Three Months Ended December 31, 2006				For the Three Months Ended December 31, 2005
	First Franklin				First Franklin
	Origination				Origination
	and Sales(2)	NCHLS(3)	Eliminations(4)	Total	and Sales(2)	NCHLS(3)	Eliminations(4)	Total

Net Interest Income	$15,240	($50,657)	$159,900	$124,483	$18,099	$96,856	$81,145	$196,100
Provision for credit losses	4,399	122,520	—	126,919	1,848	9,482	—	11,330

Net interest income after provision	10,841	(173,177)	159,900	(2,436)	16,251	87,374	81,145	184,770
Noninterest income	40,844	(42,909)	(6,331)	(8,396)	88,662	6,185	(22,799)	72,048
Noninterest expense	92,608	54,178	(9)	146,777	80,635	39,940	(10)	120,565

(Loss) income before taxes	(40,923)	(270,264)	153,578	(157,609)	24,278	53,619	58,356	136,253
Income tax (benefit) expense and TE adjustment	(15,468)	(102,160)	58,052	(59,576)	9,177	20,268	22,059	51,504

Net income	($25,455)	($168,104)	$95,526	($98,033)	$15,101	$33,351	$36,297	$84,749

	For the Year Ended December 31, 2006				For the Year Ended December 31, 2005
	First Franklin				First Franklin
	Origination				Origination
	and Sales(2)	NCHLS(3)	Eliminations(4)	Total	and Sales(2)	NCHLS(3)	Eliminations(4)	Total

Net Interest Income	$64,499	$240,819	$353,053	$658,371	$79,953	$433,427	$297,274	$810,654
Provision for credit losses	6,041	131,140	—	137,181	1,419	8,961	28	10,408

Net interest income after provision	58,458	109,679	353,053	521,190	78,534	424,466	297,246	800,246
Noninterest income	308,318	(1,188)	(43,465)	263,665	378,556	28,557	(124,198)	282,915
Noninterest expense	327,934	195,878	(44)	523,768	319,104	125,189	(31)	444,262

Income (loss) before taxes	38,842	(87,387)	309,632	261,087	137,986	327,834	173,079	638,899
Income tax expense (benefit) and TE adjustment	14,682	(33,032)	117,041	98,691	52,159	123,921	65,424	241,504

Net income	$24,160	($54,355)	$192,591	$162,396	$85,827	$203,913	$107,655	$397,395

(1)	The First Franklin nonconforming mortgage origination, sales, and related servicing platforms were sold in December 2006.

(2)	Represents the results of First Franklin origination and sales activities, including both intercompany and external sales.

(3)	Represents income and expenses associated with the retained First Franklin portfolio, as well as loans serviced for third parties.

(4)	Represents eliminations of intercompany gain on sale between First Franklin and National City Home Loan Services(NCHLS) and related amortization of intercompany premiums.